UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 – September 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam Investments

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9 | 30 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 21

Message from the Trustees

November 10, 2021

Dear Fellow Shareholder:

In the final months of the year, markets may be at a crossroads. The Federal Reserve is poised to begin reducing its monthly purchases of Treasury and mortgage-backed bonds, a program that has been in place since early 2020. Congress is considering major legislation to support infrastructure projects, which may include both higher tax rates and borrowing. Also of note, companies continue to respond creatively to the evolving challenges of the Covid-19 pandemic.

The investment landscape could change in the months ahead, as often occurs in a dynamic economy. Be assured that Putnam’s research teams will actively analyze new opportunities and risks that might emerge. They will work to uncover investment potential others may miss as they select securities for your fund.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/21. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 16.

All Bloomberg indices provided by Bloomberg Index Services Limited.

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How did stocks perform during the reporting period?

Major stock indexes advanced for much of the period. After a shaky start in September and October 2020, the introduction of the first Covid-19 vaccines, additional fiscal stimulus, and signs of economic recovery helped lift investor sentiment. After finishing calendar-year 2020 strong, stocks faced challenges in the new year. Vaccine shortages delayed economic reopenings, particularly outside the United States. A sell-off in global technology stocks and a spike in new Covid-19 cases, largely from the highly contagious Delta variant, also curbed investor enthusiasm.

By March 2021, U.S. President Biden’s $1.9 trillion relief bill helped buoy stock markets. As the economic recovery picked up speed, investors grew concerned over rising inflation and a potential wind down of the Federal Reserve’s asset-purchase program. Despite these headwinds, U.S. stocks rose a remarkable 30.00%, as measured by the S&P 500 Index, for the 12-month reporting period. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], gained 25.73% for the period.

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/21. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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How did bonds perform during the reporting period?

During the period, the Fed continued to purchase billions of dollars’ worth of U.S. Treasuries and mortgage-backed bonds as well as corporate bonds and exchange-traded funds, helping to keep interest rates low. In the first quarter of calendar-year 2021, stimulus-fueled growth and inflation expectations drove yields on all but very short-term government debt higher and bond prices lower. Investors feared that inflationary pressures would eventually lead the Fed to raise short-term rates. In late September 2021, the Fed indicated it was ready to scale back asset purchases as soon as November 2021 and could lift interest rates in 2022. The European Central Bank also said it would conduct bond purchases under its emergency program at a “moderately lower pace” over the next three months.

The yield on the benchmark 10-year U.S. Treasury note, which helps set borrowing costs on everything from mortgages to corporate debt, rose from 0.68% at the start of the period to 1.52% at period-end. The Bloomberg U.S. Aggregate Bond Index, a measure of investment-grade fixed income securities, posted a loss of 0.90%. High-yield bonds, as measured by the JPMorgan Developed High Yield Index, closed the period at 11.94%, reflecting tightening credit spreads. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.]

How did the fund perform for the reporting period?

The fund’s class A shares returned 9.14%, outperforming its primary benchmark, the Bloomberg U.S. Aggregate Bond Index, which posted a loss of 0.90% for the period. The fund also outperformed its secondary benchmark, the Putnam Conservative Blended Benchmark, which returned 8.64% for the period. This custom benchmark comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index [ND], and 5% the JPMorgan Developed High Yield Index.

What strategies affected fund performance relative to the custom benchmark during the reporting period?

Our asset allocation decisions benefited fund results. Due to political and pandemic uncertainties, we actively adjusted our allocation mix. The largest boost to fund performance came from our equity allocation decisions. Our equity position ranged from moderately overweight to overweight, which helped results as stocks soared over the period. We moved the position to neutral at the end of August 2021.

An out-of-benchmark long position to commodity risk, implemented at the beginning of calendar-year 2021, also was a notable contributor. We anticipated that vaccine rollouts, fiscal support, and easy monetary conditions would stimulate significant global demand for commodities in 2021. We eliminated this position in mid-August 2021. In fixed income, our interest-rate risk and credit risk positions remained close to the weightings of the custom benchmark and did not have a material impact on fund performance over the period.

Our active implementation decisions detracted from performance, primarily driven by underperformance from our strategic global macroeconomic trades. Our fundamental U.S. large-cap growth strategy also weighed on results, but to a lesser extent. Implementation losses were slightly mitigated by positive contributions from our quantitative U.S. large-cap equity and international developed equity strategies. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Over the recent past, many factor-based

Dynamic Asset Allocation Conservative Fund 7

quantitative models, particularly those that emphasize value factors, have struggled. Performance in these factors and in our quantitative strategies improved compared with prior periods. Selection within our fundamental U.S. large-cap value and opportunistic fixed income sleeves also helped lift fund performance.

How did the fund use derivatives for the period?

The fund used futures to help manage exposure to market risk, gain exposure to interest rates, hedge prepayment and interest-rate risks, and equitize cash.

How was the fund positioned relative to the custom benchmark at the start of its new fiscal year on October 1, 2021?

The portfolio was positioned close to the custom benchmark as of October 1, 2021. We had a slightly underweight position to interest-rate risk and neutral positions to equity risk and credit risk. We also made several changes to positioning near the end of the reporting period. As previously mentioned, we eliminated our out-of-benchmark long position to commodity risk. We also reduced our equity position from overweight to neutral. Lastly, we decreased our credit position from slightly overweight to neutral. This change was supported by an expected ramp-up in investment-grade and high-yield issuance and a confluence of policy and geopolitical risks.

What is your outlook for financial markets?

Despite investor concerns around central bank asset-purchase tapering, inflation, and surging Covid-19 cases, markets have recovered significantly year to date. The stimulative monetary and fiscal policy backdrop among the Group of Ten [G10] advanced countries, historically strong earnings, positive economic data, and ample liquidity fueled the performance of financial markets during the period. While we remain optimistic about the recovery, we anticipate more volatility ahead as investors weigh the impact of a widely expected shift in central bank policy and end to more stimulus. The Fed’s rate-setting committee indicated in September 2021 that it could start to taper its $120 billion in monthly asset purchases as soon as its next scheduled meeting in early

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Conservative Fund

November 2021. New projections released at the end of the Fed’s two-day policy meeting showed that half of 18 Fed officials expected to raise interest rates by the end of 2022.

Given the current environment, our outlook on equities is neutral. This view is supported by a combination of factors, including our expectations for seasonally increased volatility, a move past peak earnings growth, and a shift in central bank policy. While we maintain a positive disposition toward equities, we feel risks have become more balanced.

In fixed income, our outlook on credit is neutral. Given that spreads have been hovering at the tight end of their recent range, and volatility and defaults are extremely low relative to historical levels, we expect an uptick in volatility and thus a lower risk-adjusted return as opposed to a substantial widening in spreads. Our outlook on interest-rate-sensitive fixed income is slightly bearish, as we believe risks are skewed to higher yields given the expectations for continued economic momentum and inflation spikes. We expect asset-purchase tapering and a shift in rate policy by the Fed to put upward pressure on yields. Against this backdrop, we continue to have conviction in our investment strategies based on their strong, long-term results.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective February 2021, the monthly dividend rate for the fund’s class A shares declined from $0.014 to $0.013 per share. This change was the result of falling interest rates and lower dividend payments made by companies held in the portfolio. Similar decreases were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/7/94)
Before sales charge	5.90%	91.13%	6.69%	33.45%	5.94%	21.09%	6.59%	9.14%
After sales charge	5.68	80.14	6.06	25.77	4.69	14.13	4.50	2.86
Class B (2/18/94)
Before CDSC	5.67	80.06	6.06	28.61	5.16	18.38	5.79	8.31
After CDSC	5.67	80.06	6.06	26.61	4.83	15.38	4.88	3.31
Class C (9/1/94)
Before CDSC	5.67	79.91	6.05	28.61	5.16	18.52	5.83	8.36
After CDSC	5.67	79.91	6.05	28.61	5.16	18.52	5.83	7.36
Class P (8/31/16)
Net asset value	6.21	97.24	7.03	36.19	6.37	22.65	7.04	9.61
Class R (1/21/03)
Net asset value	5.71	86.39	6.42	31.80	5.68	20.18	6.32	8.82
Class R5 (7/2/12)
Net asset value	6.19	96.68	7.00	35.42	6.25	22.14	6.90	9.49
Class R6 (7/2/12)
Net asset value	6.22	97.80	7.06	35.91	6.33	22.42	6.98	9.54
Class Y (7/14/94)
Net asset value	6.18	95.80	6.95	35.20	6.22	22.05	6.87	9.45

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

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For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg U.S.
Aggregate Bond Index	5.11%	34.55%	3.01%	15.61%	2.94%	16.94%	5.36%	–0.90%
Putnam Conservative
Blended Benchmark*	—†	96.26	6.98	40.44	7.03	27.85	8.53	8.64
Lipper Mixed-Asset Target
Allocation Conservative	5.77	79.73	5.98	32.74	5.80	21.66	6.73	10.19
Funds category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/21, there were 327, 298, 281, 193, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,006 and $17,991, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $19,724, $18,639, $19,668, $19,780, and $19,580, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/21

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	12		12	12	12	12	12	12	12
Income	$0.160		$0.073	$0.073	$0.204	$0.127	$0.192	$0.198	$0.188
Capital gains
Long-term gains	0.130		0.130	0.130	0.130	0.130	0.130	0.130	0.130
Short-term gains	0.110		0.110	0.110	0.110	0.110	0.110	0.110	0.110
Total	$0.400		$0.313	$0.313	$0.444	$0.367	$0.432	$0.438	$0.428
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/20	$11.22	$11.90	$11.12	$11.06	$11.26	$11.57	$11.26	$11.27	$11.27
9/30/21	11.83	12.55	11.72	11.66	11.88	12.21	11.88	11.89	11.89

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/20	0.99%	1.74%	1.74%	0.60%	1.24%	0.71%	0.64%	0.74%
Annualized expense ratio
for the six-month period
ended 9/30/21*	0.97%	1.72%	1.72%	0.59%	1.22%	0.70%	0.63%	0.72%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/21 to 9/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.96	$8.78	$8.79	$3.02	$6.24	$3.59	$3.23	$3.69
Ending value (after expenses)	$1,041.80	$1,037.40	$1,038.50	$1,044.60	$1,040.80	$1,043.10	$1,043.30	$1,043.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/21, use the following calculation method. To find the value of your investment on 4/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.91	$8.69	$8.69	$2.99	$6.17	$3.55	$3.19	$3.65
Ending value (after expenses)	$1,020.21	$1,016.44	$1,016.44	$1,022.11	$1,018.95	$1,021.56	$1,021.91	$1,021.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Dynamic Asset Allocation Conservative Fund 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large-and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000® Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

16 Dynamic Asset Allocation Conservative Fund

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2021, Putnam employees had approximately $562,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Dynamic Asset Allocation Conservative Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Asset Allocation Conservative Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions

Dynamic Asset Allocation Conservative Fund 19

may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated

20 Dynamic Asset Allocation Conservative Fund

on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds

Dynamic Asset Allocation Conservative Fund 21

that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 305, 293 and 270 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Dynamic Asset Allocation Conservative Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Conservative Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Conservative Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021, and the financial highlights for each of the five years in the period ended September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 9/30/21

COMMON STOCKS (53.9%)*	Shares	Value
Basic materials (2.2%)
Akzo Nobel NV (Netherlands)	4,130	$449,719
Anglo American PLC (United Kingdom)	15,368	530,117
Arkema SA (France)	1,797	237,713
Axalta Coating Systems, Ltd. †	18,000	525,420
BHP Group PLC (United Kingdom)	21,069	525,109
BlueScope Steel, Ltd. (Australia)	20,443	296,578
Brenntag AG (Germany)	8,134	758,759
CF Industries Holdings, Inc.	6,400	357,248
Compagnie De Saint-Gobain (France)	18,648	1,255,981
Corteva, Inc.	36,594	1,539,876
Covestro AG (Germany)	8,247	566,416
CRH PLC (Ireland)	47,596	2,220,162
Dow, Inc.	28,407	1,635,107
DuPont de Nemours, Inc.	40,696	2,766,921
Eastman Chemical Co.	6,700	674,958
Eiffage SA (France)	2,393	241,410
Fortune Brands Home & Security, Inc.	8,121	726,180
Freeport-McMoRan, Inc. (Indonesia)	51,649	1,680,142
Holcim, Ltd. (Switzerland)	8,906	428,472
International Paper Co.	5,000	279,600
LANXESS AG (Germany)	1,922	130,696
LG Chem, Ltd. (South Korea)	300	195,959
Linde PLC	1,996	593,471
Nitto Denko Corp. (Japan)	1,500	106,892
Rio Tinto PLC (United Kingdom)	10,564	697,500
Sherwin-Williams Co. (The)	5,543	1,550,543
Shin-Etsu Chemical Co., Ltd. (Japan)	2,400	404,795
SIG Combibloc Group AG (Switzerland)	18,266	484,454
WestRock Co.	6,000	298,980
Weyerhaeuser Co. R	49,600	1,764,272
		23,923,450
Capital goods (2.9%)
ABB, Ltd. (Switzerland)	17,826	594,179
AGCO Corp.	6,400	784,192
Allegion PLC (Ireland)	6,200	819,516
Allison Transmission Holdings, Inc.	7,500	264,900
Atlas Copco AB Class A (Sweden)	1,680	101,909
Avery Dennison Corp.	1,400	290,094
Caterpillar, Inc.	1,400	268,758
Clean Harbors, Inc. †	2,600	270,062
CNH Industrial NV (United Kingdom)	58,319	987,471
Crown Holdings, Inc.	6,300	634,914
Cummins, Inc.	7,500	1,684,200
Daikin Industries, Ltd. (Japan)	2,400	516,213
Deere & Co.	8,739	2,928,177
Dover Corp.	1,700	264,350
Eaton Corp. PLC	7,908	1,180,743
GEA Group AG (Germany)	2,565	117,550

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (53.9%)* cont.	Shares	Value
Capital goods cont.
Gentex Corp.	11,800	$389,164
Honeywell International, Inc.	9,411	1,997,767
Johnson Controls International PLC	43,644	2,971,283
Koito Manufacturing Co., Ltd. (Japan)	4,900	294,632
Legrand SA (France)	5,817	623,893
Lockheed Martin Corp.	10,300	3,554,530
Northrop Grumman Corp.	6,008	2,163,781
Oshkosh Corp.	3,200	327,584
Otis Worldwide Corp.	7,617	626,727
Parker Hannifin Corp.	7,500	2,097,150
Raytheon Technologies Corp.	12,931	1,111,549
Republic Services, Inc.	4,500	540,270
Sandvik AB (Sweden)	24,512	559,416
Schneider Electric SA (France)	3,463	575,759
Textron, Inc.	8,000	558,480
Toro Co. (The)	3,200	311,712
TransDigm Group, Inc. †	900	562,113
Waste Management, Inc.	7,800	1,165,008
		32,138,046
Communication services (1.7%)
American Tower Corp. R	9,824	2,607,388
AT&T, Inc.	27,000	729,270
Charter Communications, Inc. Class A † S	4,105	2,986,634
Comcast Corp. Class A	55,580	3,108,589
Crown Castle International Corp. R	1,500	259,980
Deutsche Telekom AG (Germany)	38,725	780,780
KDDI Corp. (Japan)	41,500	1,371,472
Koninklijke KPN NV (Netherlands)	99,376	311,651
Liberty Global PLC Class C (United Kingdom) †	25,455	749,904
SK Telecom Co., Ltd. (South Korea)	2,216	604,268
T-Mobile US, Inc. †	6,784	866,724
Verizon Communications, Inc.	79,732	4,306,325
		18,682,985
Computers (3.5%)
Apple, Inc.	188,655	26,694,683
Check Point Software Technologies, Ltd. (Israel) †	1,400	158,256
Cisco Systems, Inc./California	56,400	3,069,852
Dynatrace, Inc. †	11,919	845,891
Fortinet, Inc. †	9,800	2,861,992
Fujitsu, Ltd. (Japan)	3,000	544,832
Logitech International SA (Switzerland)	1,793	158,795
ServiceNow, Inc. †	3,272	2,036,067
Synopsys, Inc. †	4,100	1,227,581
Twilio, Inc. Class A †	3,045	971,507
		38,569,456
Conglomerates (0.2%)
3M Co.	4,900	859,558
AMETEK, Inc.	6,500	806,065
General Electric Co.	2,221	228,830
		1,894,453

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value
Consumer cyclicals (9.0%)
Adecco Group AG (Switzerland)	1,102	$55,189
Adyen NV (Netherlands) †	113	314,203
Allfunds Group PLC (United Kingdom) †	22,579	434,208
Amadeus IT Holding SA Class A (Spain) †	5,588	367,090
Amazon.com, Inc. †	5,476	17,988,879
Aramark	20,909	687,070
Aristocrat Leisure, Ltd. (Australia)	11,660	390,312
Berkeley Group Holdings PLC (The) (United Kingdom)	2,397	140,408
BJ’s Wholesale Club Holdings, Inc. †	29,167	1,601,852
Brambles, Ltd. (Australia)	33,882	263,532
Brunswick Corp.	6,400	609,728
CIE Generale Des Etablissements Michelin SCA (France)	4,683	718,703
CK Hutchison Holdings, Ltd. (Hong Kong)	27,500	182,361
CoStar Group, Inc. †	16,457	1,416,289
Daiwa House Industry Co., Ltd. (Japan)	12,200	407,438
DraftKings, Inc. Class A † S	19,209	925,105
Evolution AB (Sweden)	996	151,400
FleetCor Technologies, Inc. †	1,100	287,397
Flutter Entertainment PLC (Ireland) †	2,877	564,789
Ford Motor Co. †	257,700	3,649,032
Gartner, Inc. †	5,900	1,792,892
General Motors Co. †	38,686	2,039,139
Genting Intl. Public Ltd., Co. (Singapore)	203,400	107,135
GVC Holdings PLC (United Kingdom) †	17,376	497,405
Hermes International (France)	481	664,779
Hilton Worldwide Holdings, Inc. †	8,923	1,178,818
Home Depot, Inc. (The)	3,475	1,140,704
iHeartMedia, Inc. Class A †	577	14,437
Industria de Diseno Textil SA (Inditex) (Spain)	6,519	237,178
Interpublic Group of Cos., Inc. (The)	24,800	909,416
Kingfisher PLC (United Kingdom)	61,424	277,898
Kohl’s Corp.	27,100	1,276,139
La Francaise des Jeux SAEM (France)	2,246	115,535
Live Nation Entertainment, Inc. †	13,923	1,268,803
lululemon athletica, Inc. (Canada) †	3,283	1,328,630
LVMH Moet Hennessy Louis Vuitton SA (France)	322	230,251
Marriott International, Inc./MD Class A †	15,900	2,354,631
Mastercard, Inc. Class A	7,907	2,749,106
Moncler SpA (Italy)	4,706	287,823
Nexi SpA (Italy) †	30,086	561,307
Nielsen Holdings PLC	17,000	326,230
Nike, Inc. Class B	12,741	1,850,375
Nintendo Co., Ltd. (Japan)	1,500	729,688
Nitori Holdings Co., Ltd. (Japan)	3,100	609,870
O’Reilly Automotive, Inc. †	7,609	4,649,556
Omnicom Group, Inc.	4,100	297,086
OPAP SA (Greece)	26,281	405,395
Owens Corning	3,100	265,050
Pandora A/S (Denmark)	2,460	298,324

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (53.9%)* cont.	Shares	Value
Consumer cyclicals cont.
PayPal Holdings, Inc. †	18,724	$4,872,172
Polaris, Inc. S	3,500	418,810
Porsche Automobil Holding SE (Preference) (Germany)	4,186	417,152
Publicis Groupe SA (France)	2,806	188,966
PulteGroup, Inc.	27,097	1,244,294
Ross Stores, Inc.	3,000	326,550
S&P Global, Inc.	2,850	1,210,937
SEB SA (France)	723	101,946
SGS SA (Switzerland)	135	392,548
Sofina SA (Belgium)	192	76,169
Sony Group Corp. (Japan)	17,600	1,959,961
Square, Inc. Class A †	1,878	450,420
Stellantis NV (Italy)	36,536	699,050
TABCORP Holdings, Ltd. (Australia)	43,225	152,993
Target Corp.	18,639	4,264,044
Tempur Sealy International, Inc.	14,500	672,945
Tesla, Inc. †	3,071	2,381,499
Thomson Reuters Corp. (Canada)	3,192	352,945
TJX Cos., Inc. (The)	72,445	4,779,921
Toyota Motor Corp. (Japan)	3,000	53,665
TransUnion	2,600	292,006
Travel + Leisure Co.	6,200	338,086
United Rentals, Inc. †	4,817	1,690,430
Universal Music Group NV (Netherlands) †	16,112	431,403
Volkswagen AG (Preference) (Germany)	609	136,425
Volvo AB (Sweden)	25,646	576,197
Walmart, Inc.	47,114	6,566,749
Walt Disney Co. (The) †	6,507	1,100,789
Wesfarmers, Ltd. (Australia)	17,324	697,160
Whirlpool Corp.	1,300	265,018
Wyndham Hotels & Resorts, Inc.	4,300	331,917
Yamaha Motor Co., Ltd. (Japan)	25,000	696,119
		97,757,871
Consumer staples (3.6%)
Airbnb, Inc. Class A †	8,529	1,430,740
Asahi Group Holdings, Ltd. (Japan)	11,600	561,927
Auto1 Group SE 144A (Germany) †	5,237	191,466
Carlsberg A/S Class B (Denmark)	2,822	459,070
Chipotle Mexican Grill, Inc. †	655	1,190,476
Coca-Cola Co. (The)	6,100	320,067
Coca-Cola Europacific Partners PLC (United Kingdom)	10,341	571,753
Coca-Cola HBC AG (Switzerland)	20,061	644,797
Coles Group, Ltd. (Australia)	40,970	499,995
Colgate-Palmolive Co.	34,300	2,592,394
Constellation Brands, Inc. Class A	6,800	1,432,692
Darden Restaurants, Inc.	6,500	984,555
Diageo PLC (United Kingdom)	18,343	883,822
Endeavour Group, Ltd./Australia (Australia)	22,257	111,763
Estee Lauder Cos., Inc. (The) Class A	4,136	1,240,510

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value
Consumer staples cont.
Ferguson PLC (United Kingdom)	4,571	$633,645
Imperial Brands PLC (United Kingdom)	22,935	478,639
ITOCHU Corp. (Japan)	22,400	656,130
Keurig Dr Pepper, Inc.	20,985	716,848
Koninklijke Ahold Delhaize NV (Netherlands)	21,349	707,790
Kraft Heinz Co. (The)	4,300	158,326
L’Oreal SA (France)	2,160	891,480
ManpowerGroup, Inc.	3,700	400,636
McDonald’s Corp.	10,400	2,507,544
MercadoLibre, Inc. (Argentina) †	400	671,760
Mondelez International, Inc. Class A	22,000	1,279,960
Nestle SA (Switzerland)	6,043	727,087
Netflix, Inc. †	1,050	640,857
NH Foods, Ltd. (Japan)	3,600	136,179
PepsiCo, Inc.	26,222	3,944,051
Philip Morris International, Inc.	4,700	445,513
Procter & Gamble Co. (The)	31,109	4,349,038
Starbucks Corp.	10,100	1,114,131
Swedish Match AB	33,602	294,693
Sysco Corp.	14,300	1,122,550
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	1	117,425
Tyson Foods, Inc. Class A	4,200	331,548
Uber Technologies, Inc. †	31,824	1,425,715
Unilever PLC (United Kingdom)	2,429	131,307
Yakult Honsha Co., Ltd. (Japan)	4,400	223,082
Yum! Brands, Inc.	2,200	269,082
Zalando SE (Germany) †	4,513	414,716
ZOZO, Inc. (Japan)	26,500	992,278
		38,898,037
Electronics (2.5%)
Advanced Micro Devices, Inc. †	11,904	1,224,922
Brother Industries, Ltd. (Japan)	7,700	169,421
Cirrus Logic, Inc. †	3,800	312,930
Garmin, Ltd.	2,200	342,012
Hoya Corp. (Japan)	9,900	1,548,339
Intel Corp.	5,500	293,040
Marvell Technology, Inc.	7,230	436,041
MinebeaMitsumi, Inc. (Japan)	24,500	625,589
nVent Electric PLC (United Kingdom)	5,500	177,815
NVIDIA Corp.	54,332	11,255,417
NXP Semiconductors NV	3,719	728,441
Omron Corp. (Japan)	3,300	327,088
Qualcomm, Inc.	51,216	6,605,840
Samsung Electronics Co., Ltd. (Preference) (South Korea)	9,728	569,405
Shimadzu Corp. (Japan)	6,200	272,343
Texas Instruments, Inc.	4,421	849,760
Thales SA (France)	6,713	648,291
Vontier Corp.	25,765	865,704
		27,252,398

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (53.9%)* cont.	Shares	Value
Energy (1.6%)
BP PLC (United Kingdom)	131,464	$595,538
Cenovus Energy, Inc. (Canada)	20,534	207,026
Chevron Corp.	12,200	1,237,690
ConocoPhillips	27,980	1,896,205
DCC PLC (Ireland)	1,376	113,890
Enterprise Products Partners LP	30,822	666,988
EOG Resources, Inc.	4,418	354,633
Equinor ASA (Norway)	29,469	750,970
Exxon Mobil Corp.	17,974	1,057,231
Halliburton Co.	98,839	2,136,899
Marathon Petroleum Corp.	17,200	1,063,132
MWO Holdings, LLC (Units) F	42	107
Oasis Petroleum, Inc.	1,773	176,272
Orsted AS (Denmark)	3,196	421,682
Reliance Industries, Ltd. 144A (India)	11,457	774,443
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	65,025	1,448,246
Royal Dutch Shell PLC Class B (United Kingdom)	88,316	1,956,581
Schlumberger, Ltd.	5,500	163,020
Targa Resources Corp.	15,100	743,071
Valero Energy Corp.	19,340	1,364,824
		17,128,448
Financials (7.8%)
3i Group PLC (United Kingdom)	19,558	336,885
Aflac, Inc.	13,200	688,116
AIA Group, Ltd. (Hong Kong)	98,600	1,135,294
Alliance Data Systems Corp.	3,300	332,937
Allianz SE (Germany)	3,661	825,716
Allstate Corp. (The) S	6,600	840,246
Ally Financial, Inc.	29,400	1,500,870
American International Group, Inc.	18,848	1,034,567
Ameriprise Financial, Inc.	6,300	1,663,956
Apollo Global Management, Inc.	14,958	921,263
Assured Guaranty, Ltd.	27,487	1,286,666
Athene Holding, Ltd. Class A †	9,000	619,830
AvalonBay Communities, Inc. R	1,300	288,132
Aviva PLC (United Kingdom)	94,034	500,490
AXA SA (France)	56,828	1,580,954
Banco Bilbao Vizcaya Argenta (Spain)	105,249	694,276
Bank Leumi Le-Israel BM (Israel)	55,755	473,277
Bank of America Corp.	92,977	3,946,874
Bank of Ireland Group PLC (Ireland) †	100,781	594,020
BNP Paribas SA (France)	11,302	723,954
BOC Hong Kong Holdings, Ltd. (Hong Kong)	76,500	229,181
Boston Properties, Inc. R	9,986	1,081,983
Brixmor Property Group, Inc. R	13,000	287,430
CaixaBank SA (Spain)	178,145	552,404
Capital One Financial Corp.	8,674	1,404,928
CBRE Group, Inc. Class A †	13,300	1,294,888
Citigroup, Inc.	122,185	8,574,943

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value
Financials cont.
CK Asset Holdings, Ltd. (Hong Kong)	94,616	$543,776
Commonwealth Bank of Australia (Australia)	4,252	316,857
Dai-ichi Life Holdings, Inc. (Japan)	16,500	359,271
DBS Group Holdings, Ltd. (Singapore)	31,800	706,148
Deutsche Boerse AG (Germany)	3,086	502,359
Dexus Property Group (Australia) R	23,211	179,593
Direct Line Insurance Group PLC (United Kingdom)	59,366	231,622
Discover Financial Services	2,700	331,695
Duke Realty Corp. R	6,000	287,220
Equitable Holdings, Inc.	28,000	829,920
Equity Lifestyle Properties, Inc. R	3,700	288,970
Fidelity National Financial, Inc.	6,700	303,778
First Industrial Realty Trust, Inc. R	5,600	291,648
Gaming and Leisure Properties, Inc. R	39,889	1,847,659
Gjensidige Forsikring ASA (Norway)	3,836	84,950
Goldman Sachs Group, Inc. (The)	18,204	6,881,658
Goodman Group (Australia) R	40,962	635,869
Hana Financial Group, Inc. (South Korea)	17,381	670,886
Investor AB Class B (Sweden)	25,563	547,348
Invitation Homes, Inc. R	7,400	283,642
Israel Discount Bank, Ltd. Class A (Israel) †	43,231	228,249
Jones Lang LaSalle, Inc. †	2,900	719,461
JPMorgan Chase & Co.	69,042	11,301,485
KeyCorp	25,238	545,646
Lamar Advertising Co. Class A R	4,300	487,835
Lincoln National Corp.	4,700	323,125
Link REIT (The) (Hong Kong) R	5,500	47,004
London Stock Exchange Group PLC (United Kingdom)	6,975	696,855
Medical Properties Trust, Inc. R	24,000	481,680
MetLife, Inc.	48,400	2,987,732
Mitsubishi UFJ Financial Group, Inc. (Japan)	128,600	750,824
Morgan Stanley	8,000	778,480
Network International Holdings PLC (United Arab Emirates) †	90,646	443,456
NN Group NV (Netherlands)	1,184	61,790
OneMain Holdings, Inc.	6,500	359,645
Partners Group Holding AG (Switzerland)	415	646,035
Persimmon PLC (United Kingdom)	3,999	142,500
PNC Financial Services Group, Inc. (The)	8,564	1,675,461
Principal Financial Group, Inc.	11,100	714,840
Prologis, Inc. R	1,200	150,516
Prudential PLC (United Kingdom)	26,138	507,408
Public Storage R	900	267,390
Radian Group, Inc.	41,232	936,791
Raymond James Financial, Inc.	1,500	138,420
Sberbank of Russia PJSC ADR (Russia)	23,764	441,541
SEI Investments Co.	4,000	237,200
Simon Property Group, Inc. R	1,500	194,955
Skandinaviska Enskilda Banken AB (Sweden)	28,569	402,541
SLM Corp.	31,200	549,120

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (53.9%)* cont.	Shares	Value
Financials cont.
State Street Corp.	9,100	$770,952
Sumitomo Mitsui Financial Group, Inc. (Japan)	20,093	702,961
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,400	253,433
Sumitomo Realty & Development Co., Ltd. (Japan)	2,800	102,173
Sun Hung Kai Properties, Ltd. (Hong Kong)	15,500	192,624
Synchrony Financial	38,700	1,891,656
United Overseas Bank, Ltd. (Singapore)	17,400	329,098
Unum Group	13,400	335,804
Visa, Inc. Class A	13,606	3,030,737
Zurich Insurance Group AG (Switzerland)	444	181,040
		84,547,412
Government (—%)
Poste Italiane SpA (Italy)	11,192	154,034
		154,034
Healthcare (7.0%)
10x Genomics, Inc. Class A †	6,300	917,154
Abbott Laboratories	19,400	2,291,722
AbbVie, Inc.	27,349	2,950,136
Abcam PLC (United Kingdom) †	17,931	356,586
Align Technology, Inc. †	4,600	3,060,978
AmerisourceBergen Corp.	7,000	836,150
Amgen, Inc.	1,200	255,180
Anthem, Inc.	12,736	4,747,981
AstraZeneca PLC (United Kingdom)	7,540	907,700
AstraZeneca PLC ADR (United Kingdom)	29,387	1,764,983
Biogen, Inc. †	6,200	1,754,538
Boston Scientific Corp. †	6,500	282,035
Bristol-Myers Squibb Co.	79,800	4,721,766
Danaher Corp.	9,623	2,929,627
DexCom, Inc. †	2,269	1,240,825
Edwards Lifesciences Corp. †	22,900	2,592,509
Eli Lilly and Co.	7,327	1,692,903
Eurofins Scientific (Luxembourg)	2,527	324,055
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	4,318	94,945
Ginkgo Bioworks Holdings, Inc. † S	17,983	208,423
GlaxoSmithKline PLC (United Kingdom)	15,044	283,963
HCA Healthcare, Inc.	5,582	1,354,863
Hikma Pharmaceuticals PLC (United Kingdom)	5,860	192,784
ICON PLC (Ireland) †	1,483	388,576
IDEXX Laboratories, Inc. †	1,900	1,181,610
Incyte Corp. †	8,000	550,240
Ipsen SA (France)	1,869	178,428
IQVIA Holdings, Inc. †	6,990	1,674,385
Johnson & Johnson	19,100	3,084,650
Laboratory Corp. of America Holdings †	1,000	281,440
Lonza Group AG (Switzerland)	2,521	1,888,710
McKesson Corp.	18,159	3,620,541
Medtronic PLC	16,800	2,105,880
Merck & Co., Inc.	60,973	4,579,682

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value
Healthcare cont.
Merck KGaA (Germany)	6,229	$1,354,552
Moderna, Inc. †	7,077	2,723,654
Molina Healthcare, Inc. †	2,700	732,537
Novartis AG (Switzerland)	13,870	1,137,898
Novo Nordisk A/S Class B (Denmark)	11,523	1,108,341
Ono Pharmaceutical Co., Ltd. (Japan)	5,500	125,441
Organon & Co.	1,587	52,038
Oxford Nanopore Technologies PLC (United Kingdom) †	9,486	78,299
Pfizer, Inc.	12,480	536,765
Recordati SpA (Italy)	2,436	141,697
Regeneron Pharmaceuticals, Inc. †	5,523	3,342,409
Roche Holding AG (Switzerland)	4,786	1,746,429
Sanofi (France)	10,114	973,620
Sartorius Stedim Biotech (France)	580	323,746
Seagen, Inc. †	1,900	322,620
Service Corp. International	4,500	271,170
Sonic Healthcare, Ltd. (Australia)	15,486	454,665
Sonova Holding AG (Switzerland)	1,591	600,044
Thermo Fisher Scientific, Inc.	2,356	1,346,053
UnitedHealth Group, Inc.	3,343	1,306,244
Vertex Pharmaceuticals, Inc. †	12,600	2,285,514
		76,259,684
Semiconductor (0.3%)
Applied Materials, Inc.	9,903	1,274,813
ASML Holding NV (Netherlands)	1,328	979,629
Renesas Electronics Corp. (Japan) †	59,600	735,390
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	20,000	412,421
Tokyo Electron, Ltd. (Japan)	700	308,562
		3,710,815
Software (4.8%)
Activision Blizzard, Inc.	18,209	1,409,195
Adobe, Inc. †	14,051	8,089,442
Atlassian Corp PLC Class A (Australia) †	900	352,278
Autodesk, Inc. †	4,500	1,283,265
Cadence Design Systems, Inc. †	22,610	3,424,058
Capcom Co., Ltd. (Japan)	8,400	233,314
Electronic Arts, Inc.	2,100	298,725
Intuit, Inc.	13,515	7,291,478
Manhattan Associates, Inc. †	3,000	459,090
Microsoft Corp.	88,542	24,961,661
Oracle Corp.	15,102	1,315,837
Oracle Corp. (Japan)	3,100	272,758
Sage Group PLC (The) (United Kingdom)	37,120	354,287
Tata Consultancy Services, Ltd. (India)	13,025	659,548
Veeva Systems, Inc. Class A †	7,400	2,132,458
Workday, Inc. Class A †	1,300	324,857
		52,862,251
Technology (—%)
SoftBank Group Corp. (Japan)	8,400	485,414
		485,414

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (53.9%)* cont.	Shares	Value
Technology services (4.4%)
Accenture PLC Class A	15,400	$4,926,768
Alibaba Group Holding, Ltd. (China) †	19,900	370,140
Alphabet, Inc. Class A †	5,671	15,161,532
Alphabet, Inc. Class C †	2,518	6,711,251
Capgemini SE (France)	2,041	424,467
Cognizant Technology Solutions Corp. Class A	9,400	697,574
DocuSign, Inc. †	9,692	2,495,012
Facebook, Inc. Class A †	17,136	5,815,787
Fidelity National Information Services, Inc.	24,773	3,014,379
Genpact, Ltd.	6,300	299,313
GoDaddy, Inc. Class A †	13,300	927,010
IBM Corp.	2,100	291,753
Nomura Research Institute, Ltd. (Japan)	13,500	497,536
Palo Alto Networks, Inc. †	800	383,200
Pinterest, Inc. Class A †	54,900	2,797,155
Roku, Inc. †	7,500	2,350,125
Salesforce.com, Inc. †	901	244,369
SCSK Corp. (Japan)	5,100	107,847
Zebra Technologies Corp. Class A †	2,000	1,030,840
		48,546,058
Transportation (1.0%)
A. P. Moeller-Maersck A/S Class B (Denmark)	58	156,888
CSX Corp.	73,300	2,179,942
Deutsche Post AG (Germany)	23,548	1,484,148
Nippon Express Co., Ltd. (Japan)	1,100	75,787
Nippon Yusen KK (Japan)	7,100	534,051
Norfolk Southern Corp.	1,100	263,175
Ryder System, Inc.	4,100	339,111
Southwest Airlines Co. †	35,166	1,808,587
Union Pacific Corp.	17,808	3,490,546
United Parcel Service, Inc. Class B	2,800	509,880
Yamato Holdings Co., Ltd. (Japan)	9,100	230,701
		11,072,816
Utilities and power (1.4%)
AES Corp. (The)	11,800	269,394
Ameren Corp.	8,539	691,659
American Electric Power Co., Inc.	29,528	2,397,083
CLP Holdings, Ltd. (Hong Kong)	43,500	418,397
E.ON SE (Germany)	10,929	133,710
Edison International	13,400	743,298
Electricite De France SA (France)	23,541	295,624
Energias de Portugal (EDP) SA (Portugal)	125,904	660,454
Exelon Corp.	66,695	3,224,036
FirstEnergy Corp.	7,700	274,274
Fortum OYJ (Finland)	15,937	484,678
Kinder Morgan, Inc.	49,000	819,770
NRG Energy, Inc.	42,438	1,732,744
Osaka Gas Co., Ltd. (Japan)	9,300	170,940
Public Service Enterprise Group, Inc.	4,500	274,050

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value
Utilities and power cont.
Southern Co. (The)	32,300	$2,001,631
SSE PLC (United Kingdom)	23,665	496,930
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	2,986
Tokyo Gas Co., Ltd. (Japan)	8,800	163,882
		15,255,540
Total common stocks (cost $407,055,321)		$589,139,168

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (23.4%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.8%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$522,553	$578,095
5.00%, 5/20/49	19,520	21,604
4.70%, with due dates from 5/20/67 to 8/20/67	173,497	190,021
4.642%, 6/20/67	72,521	80,162
4.50%, 5/20/49	24,772	27,144
4.48%, 3/20/67	86,484	95,777
3.00%, TBA, 10/1/51	20,000,000	20,897,888
3.00%, with due dates from 7/20/50 to 10/20/50	29,303,177	30,589,505
		52,480,196
U.S. Government Agency Mortgage Obligations (18.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	194,222	213,771
3.00%, with due dates from 2/1/47 to 1/1/48	11,093,241	11,672,987
2.50%, with due dates from 5/1/51 to 8/1/51	3,977,468	4,126,640
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	528,347	587,223
4.00%, with due dates from 6/1/48 to 4/1/49	8,928,298	9,567,700
3.50%, 6/1/56	559,768	613,014
3.00%, with due dates from 4/1/46 to 11/1/48	11,286,073	11,927,868
2.50%, with due dates from 7/1/50 to 8/1/51	30,586,688	31,599,672
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/51	8,000,000	8,947,946
4.50%, TBA, 10/1/51	1,000,000	1,081,445
4.00%, TBA, 10/1/51	4,000,000	4,286,094
3.50%, TBA, 10/1/51	33,000,000	34,921,979
2.50%, TBA, 11/1/51	24,000,000	24,698,438
2.50%, TBA, 10/1/51	24,000,000	24,747,190
2.50%, TBA, 10/1/36	33,000,000	34,381,859
		203,373,826
Total U.S. government and agency mortgage obligations (cost $254,780,284)		$255,854,022

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 1.375%, 11/15/40 [i]	$128,000	$115,685
U.S. Treasury Notes
2.75%, 2/15/24 [i]	104,000	110,217
0.50%, 3/15/23 [i]	10,000	10,049
0.375%, 12/31/25 [i]	178,000	174,572
Total U.S. treasury obligations (cost $410,523)		$410,523

Dynamic Asset Allocation Conservative Fund 35

CORPORATE BONDS AND NOTES (22.5%)*	Principal amount	Value
Basic materials (1.0%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23	$110,000	$123,750
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	120,000	169,350
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	35,000	36,400
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	40,000	39,750
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	84,000	90,825
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	75,000	80,063
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	50,000	51,125
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	74,000	78,440
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	90,000	89,451
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	255,000	253,159
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	110,000	132,550
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	797,000	908,714
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	75,000	72,004
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	155,000	164,494
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	40,000	41,700
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	45,000	45,113
CVR Partners LP/CVR Nitrogen Finance Corp. 144A company guaranty sr. notes 6.125%, 6/15/28	20,000	20,975
Diamond BC BV 144A sr. unsec. unsub. notes 4.625%, 10/1/29 (Netherlands)	30,000	30,338
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	200,000	208,000
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	50,000	54,063
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	115,000	120,319
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	65,000	80,031
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	215,000	219,838
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	744,000	728,359
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	65,000	64,675
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	40,000	39,650
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	25,000	26,184
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31	200,000	204,828

36 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Basic materials cont.
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	$266,000	$301,443
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	85,000	84,788
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	60,000	62,850
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	85,000	89,101
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	362,000	417,515
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	78,000	81,859
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	137,000	135,831
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes 4.25%, 12/15/25	115,000	120,175
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	100,000	100,625
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24	35,000	36,225
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24	25,000	25,219
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	105,000	107,231
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	85,000	86,806
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	50,000	50,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	20,000	19,781
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	70,000	73,689
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	20,000	20,284
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	120,000	157,913
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	589,222
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	122,000	138,937
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	200,000	198,190
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	240,865
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28	20,000	20,075
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	40,000	40,200
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	80,000	76,800
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	499,638
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	11,000	11,150
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	95,000	96,306
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	125,000	130,625
TopBuild Corp. 144A company guaranty sr. unsec. bonds 4.125%, 2/15/32 ##	35,000	35,350
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	120,000	120,900

Dynamic Asset Allocation Conservative Fund 37

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Basic materials cont.
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	$80,000	$79,600
United States Steel Corp. sr. unsec. notes 6.875%, 3/1/29	105,000	111,953
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	120,000	125,994
Westlake Chemical Corp. sr. unsec. bonds 3.125%, 8/15/51	1,094,000	1,032,052
Westlake Chemical Corp. sr. unsec. bonds 2.875%, 8/15/41	546,000	522,190
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	515,000	721,577
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	110,000	156,298
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	86,000	122,466
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	90,000	98,550
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	70,000	72,013
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	70,000	72,101
		11,458,535
Capital goods (1.1%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	55,000	53,488
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	150,000	156,000
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	70,000	73,046
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	75,000	77,063
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	200,000	212,470
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	167,000	164,897
Berry Global, Inc. 144A company guaranty sr. unsub. notes 1.57%, 1/15/26	749,000	748,805
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	564,000	770,466
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	155,000	160,692
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	10,000	10,400
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	65,000	68,250
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	40,000	40,450
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	63,000	66,465
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	65,000	80,275
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	575,953
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	160,000	162,650
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	75,000	75,469
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	30,000	30,750
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	25,000	24,813
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	100,000	105,011
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	100,000	109,500

38 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Capital goods cont.
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	$70,000	$72,450
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	301,348
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	325,000	327,795
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	130,000	138,125
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	534,274
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	190,000	233,972
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	170,000	164,048
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	418,000	462,231
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	312,000	356,025
LSF11 A5 HoldCo., LLC 144A sr. unsec. notes 6.625%, 10/15/29	80,000	80,000
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	55,000	55,000
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	110,000	110,825
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	280,000	270,610
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	930,431
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	140,000	160,283
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	235,000	241,253
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	105,000	111,694
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	155,000	154,806
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40 (acquired 6/8/20, cost $237,986) ∆∆	195,000	249,758
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	745,000	847,948
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	110,000	112,682
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	35,000	35,875
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	110,000	111,650
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	225,000	228,201
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	145,000	156,419
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	55,000	56,994
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	15,000	15,326
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	75,000	77,375
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	110,000	110,205
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	70,000	69,878
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	135,000	138,713
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	235,000	244,988
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	430,000	471,338

Dynamic Asset Allocation Conservative Fund 39

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Capital goods cont.
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	$195,000	$196,950
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	100,000	110,750
		11,707,133
Communication services (2.9%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	1,083,000	1,107,405
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	339,000	352,922
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	735,000	771,738
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	1,914,000	1,887,479
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	2,419,000	2,379,856
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	91,000	88,603
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	678,215
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	70,000	72,100
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	70,000	72,190
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	875,000	945,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	80,000	83,638
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	50,000	51,586
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	275,000	301,167
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	210,000	209,835
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	694,000	943,549
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	590,000	662,101
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	330,000	321,296
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47	52,000	62,259
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	150,999	175,674
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	263,000	304,598
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	780,000	889,319
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	720,000	755,180
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	17,000	24,399
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	25,000	27,015

40 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Communication services cont.
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	$1,050,000	$1,113,530
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.987%, 11/1/63	173,001	162,118
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.887%, 11/1/51	82,000	78,653
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	40,000	40,500
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	404,000	379,875
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	372,292
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	434,373
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	612,406
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	455,000	496,370
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	216,378
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	90,000	90,225
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	260,000	281,002
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	243,015
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	125,000	141,153
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	75,000	80,646
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	110,000	107,777
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	130,000	139,411
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	140,000	148,531
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,380,000	1,463,472
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	55,000	58,438
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	155,000	163,331
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25 (Luxembourg) (In default) †	115,000	64,400
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	75,000	77,160
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	105,000	105,812
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	50,000	48,438
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	19,000	20,093
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	410,000	468,343
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	552,000	706,560
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	110,000	133,290
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	380,000	424,593
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	1,035,000	1,014,919
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	64,000	70,666
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	792,000	872,539
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	267,000	267,951

Dynamic Asset Allocation Conservative Fund 41

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	$70,000	$70,595
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	10,000	10,505
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22	30,000	30,350
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	50,000	50,528
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	110,000	116,875
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	481,899
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	1,085,000	1,304,423
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	924,000	975,678
Verizon Communications, Inc. sr. unsec. bonds 1.75%, 1/20/31	290,000	275,642
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	461,000	466,666
Verizon Communications, Inc. sr. unsec. unsub. bonds 5.25%, 3/16/37	505,000	653,100
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	775,000	913,226
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,337,000	1,536,918
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	219,000	226,665
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)	90,000	91,238
		31,469,692
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.446%, perpetual maturity	127,000	124,301
		124,301
Consumer cyclicals (2.7%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	95,000	94,420
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	415,000	455,981
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	239,000	248,635
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,346,898
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	430,000	438,523
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	215,000	209,104
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 10.50%, 4/15/25	40,000	42,800
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	50,000	51,063
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	50,000	49,625
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	236,000	230,004
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	160,000	158,800
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	165,000	168,300

42 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.95%, 8/14/28	$405,000	$457,320
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	50,000	51,535
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	110,000	113,438
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	45,000	48,769
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6.25%, 9/15/27 (Canada)	105,000	110,383
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	110,000	112,481
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	40,000	40,500
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	50,000	50,055
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	130,000	133,034
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	20,000	21,450
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	120,000	121,200
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	115,000	113,275
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	70,000	72,437
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	80,000	84,200
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	85,000	88,400
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	160,000	155,200
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	905,000	894,802
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26	120,000	79,200
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	90,000	39,375
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	85,000	88,719
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	414,735
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,390,000	1,481,336
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	110,000	110,871
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	75,000	76,713
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	140,000	168,354
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	400,000	434,500
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	285,000	296,400
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	90,000	96,750
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	80,000	78,386
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	110,000	113,300

Dynamic Asset Allocation Conservative Fund 43

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	$30,000	$30,228
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	163,000	214,821
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	50,000	60,887
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	1,082,000	1,191,589
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	200,000	219,463
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	85,000	92,020
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	140,000	144,449
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	810,000	854,004
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	135,000	146,117
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes 5.375%, 5/15/25	40,000	41,875
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	60,000	63,257
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	80,000	82,702
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41	300,000	428,643
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	475,000	481,637
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	576,000	637,167
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	83,261	87,853
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	190,911	203,797
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	50,000	58,625
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	1,201,000	1,325,604
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	944,000	1,099,950
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R	45,000	47,025
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	50,000	52,102
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	45,000	47,531
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	55,000	68,200
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	110,000	124,988
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	12,000	15,225
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	50,000	56,750
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	80,000	79,960
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	599,000	694,061
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	125,000	126,250

44 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Lions Gate Capital Holdings, LLC 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	$150,000	$155,066
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24	40,000	40,447
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	65,000	67,275
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	50,000	55,000
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	40,000	42,120
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	50,000	49,625
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	140,000	146,300
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	110,000	112,404
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	80,000	83,400
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	20,000	20,622
Mav Acquisition Corp. 144A sr. notes 5.75%, 8/1/28	110,000	108,075
Mav Acquisition Corp. 144A sr. unsec. notes 8.00%, 8/1/29	115,000	109,857
Meredith Corp. company guaranty sr. notes 6.50%, 7/1/25	50,000	53,500
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	86,000	88,903
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	335,000	293,206
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	755,000	738,801
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	105,000	108,906
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	80,000	82,200
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	55,000	57,055
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	50,000	52,899
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	80,000	81,900
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	75,000	77,813
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	60,000	58,668
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31	60,000	58,366
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	660,000	722,101
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	120,000	123,600
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	165,000	174,177
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	50,000	47,969
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	100,000	103,378
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	132,000	189,420
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	98,000	105,840
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	35,000	35,744

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	$90,000	$93,353
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	90,000	94,032
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	152,000	143,061
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	125,000	144,474
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	160,000	179,782
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	50,000	53,938
Scotts Miracle-Gro Co. (The) 144A company guaranty sr. unsec. bonds 4.375%, 2/1/32	55,000	55,447
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	150,000	156,750
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	60,000	60,209
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	65,000	63,905
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	110,000	114,813
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. bonds 5.50%, 3/1/30	100,000	99,190
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	55,000	53,763
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	535,000	522,628
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	170,000	172,869
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	700,000	728,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	65,000	67,113
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	105,000	111,825
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	85,000	88,780
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	50,000	53,750
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	100,000	101,040
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	425,000	435,936
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	40,000	38,068
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	70,000	72,188
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	10,375
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	100,000	101,585
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	575,000	570,226
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	90,000	90,000
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	20,000	21,525
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	50,000	55,700
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	155,000	163,894

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	$185,000	$194,076
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	50,000	55,000
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	55,000	59,675
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	100,000	108,625
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	55,000	55,894
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	80,000	85,773
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes 4.25%, 2/15/30	65,000	67,392
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	324,000	369,168
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27	298,000	316,589
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/26	136,000	150,322
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	70,000	70,875
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	281,000	494,575
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	130,000	135,444
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	95,000	100,225
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/15/29	85,000	85,850
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	130,000	131,297
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	125,000	125,938
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	30,000	31,651
		30,019,276
Consumer staples (1.1%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	70,000	69,300
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	70,000	71,065
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	90,000	90,563
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	30,000	32,325
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	130,000	136,374
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	90,000	97,200
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	338,000	457,767
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	810,000	966,998

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	$404,000	$475,620
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	125,000	127,031
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	55,000	56,049
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	405,000	398,129
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	685,000	717,866
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	40,000	40,150
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	15,000	15,375
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	33,377	38,186
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	230,000	278,613
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	300,000	445,762
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	363,000	496,206
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	165,000	169,950
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes 8.75%, 10/1/25	85,000	88,825
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	170,000	170,221
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	50,000	53,086
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	535,000	527,831
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	869,000	870,360
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	303,000	351,761
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	60,000	62,641
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	175,000	199,118
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	135,000	166,018
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	89,000	93,747
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	335,000	407,727
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	75,000	82,444
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	382,000	391,366
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	25,000	25,427
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	54,000	56,523
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	45,000	44,466
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	25,000	26,031

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	$415,000	$433,872
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	70,000	72,097
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	425,000	432,673
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	850,000	846,756
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	90,000	103,725
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	160,000	196,064
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	480,000	536,400
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	55,000	66,619
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	30,000	35,325
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	55,000	60,704
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	90,000	99,228
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	86,000	86,649
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25	58,000	57,987
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	90,000	95,400
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	110,000	111,856
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	50,000	50,267
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	50,000	54,191
		12,137,934
Energy (1.3%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	60,000	65,607
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	45,000	50,973
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	60,000	67,080
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	55,000	57,923
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	55,000	61,599
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	45,000	49,073
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	40,000	43,000
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	65,000	70,281
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes 5.625%, 6/1/24 (Canada)	25,000	25,140
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	445,000	481,205
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)	715,000	783,057
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	130,000	127,755
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	50,000	54,065
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	65,000	64,188
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	80,000	108,700
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	130,000	132,436

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	$120,000	$117,756
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	57,000	59,280
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	120,000	138,733
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	80,000	83,776
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	96,000	96,240
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	24,000	24,950
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	110,000	114,400
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	95,000	102,600
ConocoPhillips 144A company guaranty sr. unsec. notes 3.75%, 10/1/27	55,000	61,426
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	80,000	89,400
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	95,000	105,094
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	135,000	139,894
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	110,000	132,963
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	95,000	99,190
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	50,000	56,875
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	135,000	176,850
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	75,000	106,314
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	50,000	70,750
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	40,000	49,842
Devon Energy Corp. 144A sr. unsec. notes 5.25%, 10/15/27	312,000	331,626
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	290,000	310,546
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	45,000	46,350
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	35,000	35,492
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	135,000	138,038
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	555,000	584,138
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	100,000	105,375
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	140,000	149,064
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	708,630
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	55,000	70,796
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	11,260

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	$170,000	$225,168
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	15,000	15,570
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	95,000	99,232
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	45,000	45,506
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	355,000	368,313
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. bonds 6.00%, 2/1/31	25,000	25,688
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5.75%, 2/1/29	25,000	25,688
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	150,000	152,100
ITT Holdings, LLC 144A sr. unsec. notes 6.50%, 8/1/29	125,000	126,094
MEG Energy Corp. 144A company guaranty sr. unsec. notes 5.875%, 2/1/29 (Canada)	15,000	15,319
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	53,000	54,535
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	60,000	55,440
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	35,000	36,225
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	45,000	43,767
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	80,000	83,200
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	55,000	57,613
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	70,000	86,275
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	25,000	30,012
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	140,000	164,878
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	175,000	220,172
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	35,000	47,204
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	95,000	128,863
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	35,000	48,001
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	30,000	41,273
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	100,000	94,750
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	200,000	210,252
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	146,000	162,608
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	274,000	297,427
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	14,850

Dynamic Asset Allocation Conservative Fund 51

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	$159,000	$150,557
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.84%, 1/23/30 (Mexico)	902,000	931,667
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	140,000	143,500
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	25,000	26,111
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	70,000	72,891
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	25,500
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	35,000	36,181
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	35,000	35,525
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	174,000	194,270
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	133,645
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	52,000	59,780
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	980,000	1,056,005
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	40,000	41,017
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	85,000	86,810
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	95,000	98,355
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	45,000	50,192
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	110,000	118,715
Southwestern Energy Co. 144A company guaranty sr. unsec. unsub. notes 5.375%, 2/1/29	205,000	219,350
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	368,403
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 7.50%, 10/1/25	25,000	27,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	95,000	97,328
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	120,000	122,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	30,000	33,614
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	50,000	53,912
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	30,000	32,803
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	55,000	57,750
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	227,000	243,741
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	43,550	43,550
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	75,000	74,620
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	90,000	92,700

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	$100,000	$104,120
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	50,000	52,930
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	30,000	31,275
		14,451,970
Financials (6.3%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	90,000	94,365
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	240,000	232,999
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	279,000	313,379
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	972,000	1,011,229
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	130,000	134,550
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	105,000	151,445
American Express Co. sr. unsec. notes 2.65%, 12/2/22	404,000	414,936
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	45,000	45,632
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,411,718
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	204,000	218,163
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	130,000	133,900
Athene Global Funding 144A notes 1.985%, 8/19/28	660,000	651,469
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	233,322
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	227,128
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	227,221
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	204,000	227,205
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	10,000	11,190
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	735,000	743,813
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN, 3.248%, 10/21/27	2,355,000	2,542,832
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month + 0.76%), 0.876%, 9/15/26	100,000	99,887
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,173,590
Bank of Nova Scotia (The) sr. unsec. notes 2.00%, 11/15/22 (Canada)	267,000	272,237
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%, 3/7/22 (Canada)	230,000	232,302
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	635,000	625,774
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	151,000	184,208
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	205,000	193,650
Blackstone Mortgage Trust, Inc. 144A sr. notes 3.75%, 1/15/27 R	65,000	64,431
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	485,000	470,314

Dynamic Asset Allocation Conservative Fund 53

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	$200,000	$219,069
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	295,000	323,956
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	148,582
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	136,000	141,535
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,420,000	1,390,223
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	47,000	50,114
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	466,000	519,008
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	46,575
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	374,000	381,480
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,519,000	2,767,885
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	576,000	636,497
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	387,000	391,539
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	234,000	234,597
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	345,318
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	437,818
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	384,007
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	90,000	105,469
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	80,000	90,038
Cobra AcquisitionCo., LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	90,000	90,000
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	55,000	52,284
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	55,000	53,075
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	1,010,000	1,102,282
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	200,000	199,372
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	269,688
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	550,000	557,405
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	225,000	242,438
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	311,000	339,436
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,090,000	1,105,976
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,287,642
Deutsche Bank AG sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,315,000	1,322,473
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	425,000	438,806
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	204,000	233,923
Digital Realty Trust LP company guaranty sr. unsec. notes 4.75%, 10/1/25 R	990,000	1,114,611
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R	210,000	229,688
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	970,000	992,189
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	40,000	41,900

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	$714,000	$814,909
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	190,000	206,803
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	51,000	52,505
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	372,780
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	67,000	68,340
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	80,000	81,100
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	55,000	53,488
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	85,000	94,782
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	30,000	30,900
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	60,000	61,650
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	189,000	189,567
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	916,000	1,035,191
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.75%, 1/24/22	95,000	96,607
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	2,035,000	2,235,917
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	289,000	297,420
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	50,000	45,250
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	130,000	134,388
Huntington Bancshares, Inc. 144A unsec. sub. FRB 2.487%, 8/15/36	592,000	582,914
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	65,813
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	95,000	99,275
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	85,000	88,188
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	50,000	49,938
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	599,000	572,897
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	300,000	282,320
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22	44,000	46,033
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	465,000	476,685
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	85,000	88,825
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	135,000	142,763
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	110,000	114,260
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	43,000	46,732
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	252,000	257,670
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.125%, 5/15/47	293,000	260,717
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,892,177
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,894,592

Dynamic Asset Allocation Conservative Fund 55

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	$80,000	$83,229
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,053,000	1,101,207
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	250,000	323,182
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	55,000	54,612
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	30,000	30,373
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	100,000	99,250
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	295,000	331,548
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	305,000	410,622
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	344,000	399,434
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	535,115
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	300,000	304,743
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	420,000	428,547
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	425,000	469,264
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	2,470,000	2,733,094
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	891,316
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	1,324,000	1,370,314
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%, 1/10/22 (Australia)	430,000	433,068
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 6.00%, 1/15/27	50,000	52,340
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	85,000	87,550
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	30,000	30,066
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	200,000	233,010
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	225,000	258,994
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,176,000	1,190,467
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	25,000	27,125
OneMain Finance Corp. company guaranty sr. unsec. notes 4.00%, 9/15/30	55,000	54,725
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	45,000	52,144
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	50,000	57,500
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	75,000	84,281
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	105,000	113,804
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	50,000	49,925

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	$100,000	$102,845
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	165,000	167,888
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	580,000	581,784
PNC Financial Services Group, Inc. (The) sr. unsec. notes 3.30%, 3/8/22	122,000	123,314
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	192,000	195,448
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	80,000	82,801
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	125,000	127,188
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	100,000	107,500
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	440,000	499,244
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	430,000	479,033
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	35,000	39,296
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	390,000	419,500
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	80,000	84,200
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	755,000	759,580
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	435,000	529,818
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	925,000	941,954
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	760,000	834,992
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	390,000	407,694
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	141,000	148,555
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	431,000	433,333
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	204,000	207,964
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22 (United Kingdom)	380,000	382,719
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	1,960,000	1,996,832
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	233,000	259,692
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	669,248
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	105,000	106,861
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	127,000	142,399
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	98,000	101,063
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	298,000	295,100
		68,981,877
Healthcare (2.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	2,640,000	2,844,629
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	525,000	570,073

Dynamic Asset Allocation Conservative Fund 57

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Healthcare cont.
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	$110,000	$105,050
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	495,000	624,546
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	710,000	751,073
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	110,000	117,975
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	90,000	92,237
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.00%, 1/15/28	45,000	46,112
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	75,000	74,214
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25	106,000	108,189
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	40,000	37,250
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	90,000	93,263
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	94,000	98,495
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	795,000	773,144
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	727,070
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	712,000	739,036
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	473,000	485,170
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	808,000	857,886
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	540,000	517,764
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	299,000	331,391
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	50,000	51,250
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	225,000	244,969
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	50,000	52,375
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	45,000	46,069
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	45,000	47,721
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	10,000	10,625
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	40,000	41,950
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	75,000	72,094
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	105,000	105,247
CHS/Community Health Systems, Inc. 144A sr. notes 6.625%, 2/15/25	100,000	104,625
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	391,000	413,291
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,768,000	2,167,819
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	56,000	58,477
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	205,341	232,901
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	265,000	286,269
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	115,000	134,550
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	40,000	40,000

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Healthcare cont.
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	$55,000	$56,856
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	651,000	645,325
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	86,000	96,064
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	88,000	114,114
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	105,000	120,136
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	50,000	52,970
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	207,260
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	107,000	103,790
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	28,000	29,674
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	787,406
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	172,000	182,100
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	90,000	90,000
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	1,130,000	1,364,031
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	24,000	25,320
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	120,000	121,200
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	579,400
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	955,000	1,160,620
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	146,765
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	123,000	128,996
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	95,000	94,808
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	55,000	56,856
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	25,000	25,375
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27	25,000	25,938
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25	25,000	26,531
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	200,000	208,500
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	805,000	833,111
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	135,000	137,025
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	228,500
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	631,465
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,646,167
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	200,000	201,042
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	549,530
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	75,000	75,209
Viatris, Inc. 144A company guaranty sr. unsec. notes 2.30%, 6/22/27	459,000	468,675
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	606,806
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	147,000	145,638
		26,078,002

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Technology (2.1%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	$120,000	$120,900
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	520,000	454,341
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	527,786
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	450,000	499,398
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,762,428
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	310,000	296,076
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	175,000	184,665
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	901,000	907,573
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	440,950
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	529,143
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	55,000	55,764
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	55,000	56,055
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	85,000	85,425
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	30,000	32,021
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	85,000	89,128
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,330,790
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	434,000	480,860
Broadcom, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 2/15/51	153,000	152,678
Cisco Systems, Inc./California sr. unsec. unsub. bonds 5.90%, 2/15/39	315,000	454,995
Cisco Systems, Inc./California sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	555,184
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	115,000	115,224
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	46,725
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	75,000	78,504
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	100,000	99,665
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	80,000	129,749
Dell International, LLC/EMC Corp. company guaranty sr. notes 6.02%, 6/15/26	137,000	162,965
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	35,000	35,788
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes 8.50%, 4/15/24	110,000	112,338
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	50,000	54,719
Fidelity National Information Services, Inc. sr. unsec. bonds 2.25%, 3/1/31	180,000	178,667
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	330,000	359,352
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	820,000	933,382
Google, LLC sr. unsec. notes 3.375%, 2/25/24	540,000	577,148
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	684,341

60 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Technology cont.
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	$185,000	$191,386
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	270,000	285,367
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	105,000	109,802
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,170,000	1,209,543
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,800,000	1,912,105
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	124,000	124,693
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	510,000	527,462
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	550,000	555,509
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,105,000	1,179,999
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	390,589
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	832,000	850,824
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	120,000	112,360
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	85,000	89,624
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	140,000	138,600
Salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	490,000	495,705
Salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	490,000	488,771
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	385,000	387,633
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	545,000	511,167
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	40,000	42,000
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	80,000	80,200
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	55,000	56,310
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	105,000	107,415
VMware, Inc. sr. unsec. unsub. bonds 2.20%, 8/15/31	282,000	275,731
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	55,000	60,914
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	165,000	164,175
		22,932,611
Transportation (0.2%)
Air Canada 144A sr. notes 3.875%, 8/15/26 (Canada)	10,000	10,038
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	105,000	113,138
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	105,000	110,381
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	429,755
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	155,000	172,825
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	210,000	228,037
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	315,000	335,784
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	40,000	41,338

Dynamic Asset Allocation Conservative Fund 61

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Transportation cont.
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	$40,000	$41,050
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	270,000	288,900
		1,771,246
Utilities and power (1.4%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	592,000	583,857
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	575,000	652,640
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	45,041
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	25,000	25,500
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	40,000	40,600
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	41,000	42,178
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	150,000	153,000
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	20,000	20,000
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	10,000	9,850
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	290,597
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	205,000	235,530
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	570,000	648,885
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	834,659
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	255,000	369,910
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	585,000	641,950
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	164,000	172,591
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	495,000	576,466
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	395,000	442,803
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	935,000	909,288
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	1,080,000	1,167,005
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	174,000	191,230
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	78,000	81,759
Energy Transfer LP sr. unsec. unsub. bonds 6.125%, 12/15/45	66,000	83,979
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	286,000	298,817
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,310,000	1,483,990
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	125,000	140,216
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	68,000	72,637
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	210,000	217,183
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	17,000	24,390
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	14,000	14,503
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	65,000	71,915
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	249,000	265,652
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	120,000	118,650

62 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	$40,000	$42,550
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	350,000	354,775
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	149,970
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	637,029
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	95,000	97,528
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	85,000	82,952
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	25,000	25,949
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	1,645,000	1,639,256
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	291,628
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	311,000	331,450
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	300,000	315,548
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	55,000	56,928
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	125,000	128,431
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	65,000	67,113
		15,148,378
Total corporate bonds and notes (cost $231,458,146)		$246,280,955

MORTGAGE-BACKED SECURITIES (6.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (1.8%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%), 25.456%, 4/15/37	$41,890	$74,643
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%), 19.609%, 3/15/35	77,639	103,609
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 16.732%, 6/15/34	29,261	34,236
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 4/15/44	4,658,279	809,775
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	2,982,243	627,017
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	7,313,520	1,380,427
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	4,455,724	736,173
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	5,016,613	890,050
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	4,216,683	736,518
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	6,938,065	1,314,303
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	4,122,086	699,930
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	5,817,000	773,431
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	2,706,154	462,629
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	5,806,072	840,849
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	7,668,783	846,090
REMICs Ser. 3391, PO, zero %, 4/15/37	3,632	3,350

Dynamic Asset Allocation Conservative Fund 63

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 39.384%, 7/25/36	$12,783	$24,933
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%), 24.251%, 3/25/36	48,257	79,052
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%), 19.857%, 12/25/35	22,823	34,234
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 9/25/47	3,926,200	720,556
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 8/25/49	3,209,895	663,550
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	6,592,000	998,068
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	4,280,650	756,492
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	4,494,807	848,918
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	3,223,000	434,098
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	5,578,192	655,757
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	6,217,928	596,532
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	4,391,729	591,169
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	10,038	9,235
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	947	861
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,414	1,329
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	683,166	135,659
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	127,492	24,224
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	25,160	4,174
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	1,202,111	150,685
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	1,285,571	96,983
Ser. 13-14, IO, 3.50%, 12/20/42	252,942	23,911
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	5,811,907	766,474
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	101,442	558
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	84,100	303
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	2,653,361	386,762
Ser. 16-H16, Class EI, IO, 2.194%, 6/20/66 W	2,363,360	166,144
FRB Ser. 16-H16, Class LI, IO, 2.104%, 7/20/66 W	10,320,377	730,489
Ser. 15-H25, Class BI, IO, 1.875%, 10/20/65 W	2,096,842	144,263
Ser. 15-H26, Class EI, IO, 1.721%, 10/20/65 W	1,227,783	74,035
		19,452,478
Commercial mortgage-backed securities (2.5%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.086%, 5/15/53 W	3,185,242	220,379
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 1.18%, 7/17/26	379,000	379,000
BANK
FRB Ser. 17-BNK8, Class B, 4.062%, 11/15/50 W	275,000	299,561
FRB Ser. 19-BN22, Class C, 3.577%, 11/15/62 W	382,000	403,067
FRB Ser. 19-BN20, Class XA, IO, 0.958%, 9/15/62 W	4,158,724	236,862
Barclays Commercial Mortgage Trust Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	420,000	450,738
BBCMS Mortgage Trust 144A Ser. 21-C11, Class D, 2.00%, 9/15/54	274,000	231,088
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class X1, IO, 0.763%, 12/11/38 W	94,622	331

64 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	$173,000	$199,826
Ser. 19-B11, Class AS, 3.784%, 5/15/52	181,000	200,714
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.134%, 5/15/38 (Cayman Islands)	399,000	399,182
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	330,000	358,591
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	179,000	193,201
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.887%, 12/15/47 W	129,000	130,419
FRB Ser. 11-C2, Class E, 5.887%, 12/15/47 W	411,000	408,325
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS, 4.026%, 5/10/47	291,000	308,754
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.26%, 3/10/47 W	266,000	282,393
FRB Ser. 06-C5, Class XC, IO, 0.607%, 10/15/49 W	3,699,075	39
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 5.045%, 11/10/46 W	468,000	496,890
FRB Ser. 14-CR18, Class C, 4.914%, 7/15/47 W	246,000	250,908
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	248,112
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	190,000	200,304
FRB Ser. 15-LC21, Class B, 4.478%, 7/10/48 W	289,000	315,588
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	351,000	374,761
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	286,000	305,452
Ser. 15-DC1, Class AM, 3.724%, 2/10/48	280,000	298,297
FRB Ser. 14-UBS4, Class XA, IO, 1.253%, 8/10/47 W	3,516,790	87,733
FRB Ser. 13-LC13, Class XA, IO, 1.178%, 8/10/46 W	3,803,927	59,994
FRB Ser. 14-CR18, Class XA, IO, 1.165%, 7/15/47 W	1,133,687	26,245
FRB Ser. 14-CR17, Class XA, IO, 1.122%, 5/10/47 W	3,587,234	75,002
FRB Ser. 14-UBS6, Class XA, IO, 1.025%, 12/10/47 W	4,062,189	89,311
FRB Ser. 14-CR14, Class XA, IO, 0.696%, 2/10/47 W	11,694,989	133,639
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	606,000	609,313
FRB Ser. 13-CR9, Class D, 4.412%, 7/10/45 W	215,000	144,467
CSAIL Commercial Mortgage Trust
Ser. 19-C15, Class B, 4.476%, 3/15/52	201,000	225,649
FRB Ser. 15-C1, Class C, 4.404%, 4/15/50 W	708,000	677,949
Ser. 19-C17, Class AS, 3.278%, 9/15/52	277,000	296,491
FRB Ser. 20-C19, Class XA, IO, 1.237%, 3/15/53 W	5,774,046	443,077
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.545%, 8/10/44 W	930,000	927,210
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K099, Class X1, IO, 1.005%, 9/25/29 W	5,570,801	345,482
Multifamily Structured Pass-Through Certificates FRB Ser. K740, Class X1, IO, 0.845%, 9/25/27 W	4,670,812	189,547

Dynamic Asset Allocation Conservative Fund 65

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates Ser. KW10, Class X1, IO, 0.773%, 9/25/29 W	$4,086,240	$177,682
Multifamily Structured Pass-Through Certificates FRB Ser. K131, Class X1, IO, 0.729%, 7/25/31 W	6,282,000	401,420
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.625%, 2/10/46 W	5,540,933	85,203
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.845%, 6/10/47 W	895,000	931,005
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	395,000	428,645
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	311,000	335,756
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.187%, 8/10/43 W	435,000	321,229
Ser. 12-GC6, Class AS, 4.948%, 1/10/45	147,682	148,122
FRB Ser. 13-GC14, Class B, 4.897%, 8/10/46 W	219,000	231,459
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	373,000	378,598
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.811%, 4/15/47 W	268,000	284,081
FRB Ser. 14-C22, Class C, 4.705%, 9/15/47 W	204,000	200,989
FRB Ser. 13-C12, Class B, 4.235%, 7/15/45 W	235,000	241,510
FRB Ser. 13-C12, Class C, 4.235%, 7/15/45 W	378,000	386,841
FRB Ser. 14-C25, Class XA, IO, 0.98%, 11/15/47 W	3,250,074	71,365
FRB Ser. 14-C19, Class XA, IO, 0.814%, 4/15/47 W	3,668,897	49,886
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.189%, 12/15/46 W	202,000	214,277
Ser. 14-C20, Class AS, 4.043%, 7/15/47	320,000	341,000
FRB Ser. 13-LC11, Class XA, IO, 1.376%, 4/15/46 W	2,710,770	38,612
FRB Ser. 06-LDP8, Class X, IO, 0.23%, 5/15/45 W	80,787	1
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.872%, 11/15/43 W	168,493	166,977
FRB Ser. 12-C6, Class E, 5.31%, 5/15/45 W	253,000	192,131
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.317%, 4/20/48 W	739,000	755,384
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	10,238	—
FRB Ser. 06-C4, Class X, IO, 6.11%, 7/15/45 W	15,713	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.218%, 2/15/47 W	295,000	316,003
FRB Ser. 14-C17, Class C, 4.637%, 8/15/47 W	322,000	321,270
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	215,000	230,159
FRB Ser. 15-C24, Class B, 4.488%, 5/15/48 W	193,000	208,537
Ser. 13-C8, Class B, 3.659%, 12/15/48 W	294,000	300,968
FRB Ser. 14-C17, Class XA, IO, 1.214%, 8/15/47 W	2,691,849	55,864
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.813%, 8/15/45 W	414,000	417,389
FRB Ser. 12-C6, Class D, 4.757%, 11/15/45 W	265,000	263,531
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	193,000	204,800

66 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A
FRB Ser. 07-IQ15, Class C, 6.382%, 6/11/49 W	$637,399	$647,381
FRB Ser. 11-C3, Class D, 5.467%, 7/15/49 W	206,000	205,485
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	357,873	4
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.172%, 12/15/50 W	3,226,043	154,418
FRB Ser. 18-C8, Class XA, IO, 1.022%, 2/15/51 W	4,004,289	181,708
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.734%, 5/10/45 W	576,000	585,582
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 5.043%, 5/10/63 W	319,000	159,500
FRB Ser. 12-C4, Class XA, IO, 1.728%, 12/10/45 W	846,186	9,452
FRB Ser. 12-C2, Class XA, IO, 1.43%, 5/10/63 W	11,804,467	68,706
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 1.187%, 6/16/36	183,894	183,894
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.443%, 7/15/46 W	251,000	254,185
FRB Ser. 13-LC12, Class C, 4.443%, 7/15/46 W	409,000	364,225
Ser. 19-C49, Class AS, 4.244%, 3/15/52	244,000	276,509
FRB Ser. 16-LC25, Class AS, 4.093%, 12/15/59 W	263,000	289,449
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	208,000	224,873
FRB Ser. 19-C52, Class XA, IO, 1.741%, 8/15/52 W	2,443,215	229,276
FRB Ser. 14-LC16, Class XA, IO, 1.243%, 8/15/50 W	4,684,814	109,154
FRB Ser. 16-LC25, Class XA, IO, 1.106%, 12/15/59 W	4,315,384	152,622
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.443%, 7/15/46 W	507,000	233,290
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	666,520
FRB Ser. 13-C11, Class C, 4.325%, 3/15/45 W	303,000	311,955
Ser. 12-C8, Class AS, 3.66%, 8/15/45	509,000	516,901
Ser. 13-C11, Class AS, 3.311%, 3/15/45	290,000	297,157
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class D, 5.965%, 11/15/44 W	357,000	355,936
FRB Ser. 11-C3, Class D, 5.513%, 3/15/44 W	639,172	312,172
Ser. 11-C4, Class E, 5.023%, 6/15/44 W	123,000	89,666
FRB Ser. 12-C9, Class D, 4.969%, 11/15/45 W	291,000	286,395
FRB Ser. 13-C15, Class D, 4.65%, 8/15/46 W	153,000	87,520
FRB Ser. 12-C10, Class XA, IO, 1.635%, 12/15/45 W	2,009,410	21,997
FRB Ser. 12-C9, Class XB, IO, 0.873%, 11/15/45 W	6,676,000	40,056
		27,540,573
Residential mortgage-backed securities (non-agency) (2.1%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.276%, 5/25/47	516,092	301,850
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.055%, 1/25/49 W	83,413	84,589
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	137,588	139,293
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month US LIBOR + 0.68%), 0.762%, 4/20/35	93,857	93,438
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR + 0.60%), 0.686%, 9/25/45	82,281	79,401

Dynamic Asset Allocation Conservative Fund 67

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.586%, 10/25/29 (Bermuda)	$471,000	$473,902
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	336,000	336,013
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	250,000	255,681
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.751%, 5/25/35 W	174,087	177,292
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	61,455	61,824
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.032%, 6/25/46	311,328	286,401
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.744%, 11/20/35	309,283	296,127
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	454,471	411,766
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.267%, 2/20/47	277,638	216,854
Credit Suisse Mortgage Trust 144A Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	189,672	190,027
CSMC Trust 144A Ser. 21-RPL7, Class A1, 1.926%, 9/1/51	200,000	200,000
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1, 1.692%, 5/25/65	73,728	73,993
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.786%, 11/25/28 (Bermuda)	189,271	189,917
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.436%, 9/25/28	211,600	222,565
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 5.634%, 7/25/28	451,009	473,041
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.236%, 11/25/28	217,863	224,896
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.086%, 12/25/28	449,109	471,074
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.836%, 10/25/24	19,547	19,692
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 4.736%, 10/25/28	1,437,555	1,489,619
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.536%, 10/25/29	282,000	292,151
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1, (1 Month US LIBOR + 1.20%), 1.286%, 10/25/29	94,163	94,194
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.736%, 1/25/49	117,930	119,504
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.536%, 3/25/49	11,147	11,300
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.486%, 2/25/47	311,000	317,026
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.436%, 2/25/49	95,557	96,243

68 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 10/25/48	$66,200	$67,065
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.35%, 8/25/33	440,000	450,769
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.186%, 9/25/48	324,000	328,860
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 1.986%, 1/25/50	99,289	99,595
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.086%, 2/25/47	772,000	772,965
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.90%, 9/25/41	79,000	79,055
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.036%, 8/25/28	251,248	266,154
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.836%, 8/25/28	722,495	763,512
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.086%, 9/25/28	509,216	533,085
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.986%, 10/25/28	332,032	348,308
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.786%, 4/25/28	678,625	716,127
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.636%, 4/25/28	706,942	741,185
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 7/25/25	47,344	47,736
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 11/25/24	26,144	26,654
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 4.986%, 11/25/24	93,767	97,265
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.536%, 1/25/29	500,731	519,488
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.436%, 5/25/29	196,120	204,242
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.386%, 2/25/25	37,394	38,060
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 4/25/29	245,265	254,479
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 1/25/29	1,038,657	1,076,504
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	44,120	44,893
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	36,439	36,698
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.636%, 7/25/29	690,248	710,440
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 2.986%, 7/25/24	79,005	80,261
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2, (1 Month US LIBOR + 2.55%), 2.636%, 12/25/30	224,485	228,213

Dynamic Asset Allocation Conservative Fund 69

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2, (1 Month US LIBOR + 2.35%), 2.436%, 1/25/31	$384,546	$389,593
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A, (1 Month US LIBOR + 2.20%), 2.286%, 1/25/30	17,692	17,692
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.336%, 7/25/29	160,000	160,500
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.536%, 7/25/31	35,838	36,040
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.236%, 11/25/39	166,314	167,150
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.136%, 1/25/40	447,831	450,158
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.686%, 10/25/28 (Bermuda)	84,046	84,211
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	404,624	411,701
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	273,047	274,958
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	258,899	260,967
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%), 0.886%, 2/25/34	360,542	360,564
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.824%, 2/25/35 W	82,861	84,222
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (1 Month US LIBOR + 0.83%), 0.911%, 8/25/34	95,429	94,721
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.91%, 8/26/47 W	100,000	96,524
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1, 3.072%, 12/26/59	241,969	242,835
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.136%, 10/25/34	290,000	288,184
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	209,000	209,919
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	493,000	501,928
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	403,000	402,999
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 0.936%, 5/25/47	404,426	358,526
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.266%, 1/25/37	100,164	96,571
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	174,000	181,830
Triangle Re, Ltd. 144A FRB Ser. 21-2, Class M1A, (1 Month US LIBOR + 2.05%), 2.136%, 10/25/33 (Bermuda)	164,000	165,465
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 2.808%, 10/25/35 W	294,823	291,178
FRB Ser. 04-AR3, Class A2, 2.577%, 6/25/34 W	138,794	143,596

70 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 1.046%, 7/25/45	$133,292	$127,081
FRB Ser. 04-AR13, Class A2B, (1 Month US LIBOR + 0.88%), 0.966%, 11/25/34	163,477	159,712
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%), 0.886%, 8/25/45	166,435	166,622
		22,456,733
Total mortgage-backed securities (cost $70,760,590)		$69,449,784

COLLATERALIZED LOAN OBLIGATIONS (1.6%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 19-5A, Class A1, (BBA LIBOR USD 3 Month + 1.39%), 1.516%, 1/15/33 (Cayman Islands)	$534,000	$534,682
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.27%, 4/23/34 (Cayman Islands)	250,000	250,234
AB BSL CLO 1, Ltd. 144A FRB Ser. 20-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.50%), 1.626%, 1/15/33 (Cayman Islands)	534,000	534,780
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.23%, 4/15/34 (Cayman Islands)	250,000	250,113
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 10/20/34 (Cayman Islands) ##	350,000	350,000
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (BBA LIBOR USD 3 Month + 1.20%), 1.334%, 7/20/34 (Cayman Islands)	100,000	100,054
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.188%, 4/20/34 (Cayman Islands)	250,000	250,077
Apidos CLO XXIII 144A FRB Ser. 20-23A, Class AR, (BBA LIBOR USD 3 Month + 1.22%), 1.346%, 4/15/33	600,000	601,013
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.249%, 4/20/34 (Cayman Islands)	250,000	250,233
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.255%, 7/18/34 (Cayman Islands)	250,000	250,179
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.196%, 4/15/34 (Cayman Islands)	500,000	500,232
Balboa Bay Loan Funding, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.35%), 1.484%, 1/20/32	534,000	535,975
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.224%, 4/20/31	250,000	249,775
Canyon Capital CLO, Ltd. 144A FRB Ser. 19-2A, Class A, (BBA LIBOR USD 3 Month + 1.37%), 1.496%, 10/15/32	250,000	250,077
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 1.159%, 4/30/31	363,000	363,266
Carlyle US CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.00%), 1.134%, 4/20/31	250,000	250,081
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (BBA LIBOR USD 3 Month + 1.11%), 1.244%, 4/20/32 (Cayman Islands)	250,000	250,279
Cedar Funding II CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (BBA LIBOR USD 3 Month + 1.08%), 1.214%, 4/20/34	453,000	453,423
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 20-29A, Class A1N, (BBA LIBOR USD 3 Month + 1.70%), 1.834%, 7/20/31	105,000	105,231

Dynamic Asset Allocation Conservative Fund 71

COLLATERALIZED LOAN OBLIGATIONS (1.6%)* cont.	Principal amount	Value
Crestline Denali CLO XVII, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.06%), 1.186%, 10/15/31 (Cayman Islands)	$252,000	$252,013
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/29	450,000	450,016
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 4/20/34	265,000	265,288
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 1.366%, 4/15/33 (Cayman Islands)	350,000	350,935
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.267%, 10/20/34 (Cayman Islands)	250,000	250,874
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.326%, 4/16/34 (Cayman Islands)	350,000	350,758
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 19-5A, Class A, (BBA LIBOR USD 3 Month + 1.30%), 1.434%, 10/20/32	250,000	250,000
Golub Capital Partners 48 LP 144A FRB Ser. 20-48A, Class A1, (BBA LIBOR USD 3 Month + 1.31%), 1.444%, 4/17/33	250,000	250,331
Greywolf CLO V, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.16%), 1.285%, 1/27/31 (Cayman Islands)	459,000	459,111
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/31 (Cayman Islands)	249,053	248,951
HalseyPoint CLO 3, Ltd. 144A FRB Ser. 20-3A, Class A1A, (BBA LIBOR USD 3 Month + 1.45%), 1.579%, 11/30/32 (Cayman Islands)	501,000	502,642
Kayne CLO 6, Ltd. 144A FRB Ser. 19-6A, Class A1, (BBA LIBOR USD 3 Month + 1.38%), 1.514%, 1/20/33	250,000	250,186
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A, (BBA LIBOR USD 3 Month + 0.75%), 0.876%, 4/15/29	301,131	301,142
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	250,000	249,997
Northwoods Capital XVII, Ltd. 144A FRB Ser. 18-17A, Class A, (BBA LIBOR USD 3 Month + 1.06%), 1.198%, 4/22/31 (Cayman Islands)	250,000	249,512
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 7/15/34 (Cayman Islands)	258,000	258,185
OCP CLO, Ltd. 144A FRB Ser. 21-19A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 10/20/34 (Cayman Islands)	250,000	250,730
OZLM IX, Ltd. 144A FRB Ser. 18-9A, Class A1AR, (BBA LIBOR USD 3 Month + 1.28%), 1.414%, 10/20/31 (Cayman Islands)	479,773	479,773
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD 3 Month + 1.25%), 1.379%, 10/30/30	247,297	247,355
Palmer Square Loan Funding, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 0.80%), 0.928%, 10/15/29 (Cayman Islands) ##	356,000	356,000
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 1.226%, 1/15/34	274,000	274,424
Riserva CLO, Ltd. 144A FRB Ser. 21-3A, Class ARR, (BBA LIBOR USD 3 Month + 1.06%), 1.194%, 1/18/34 (Cayman Islands)	250,000	249,624
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD 3 Month + 1.36%), 1.486%, 1/15/36	319,000	319,955
Shackleton CLO, Ltd. 144A FRB Ser. 20-11A, Class AR, (BBA LIBOR USD 3 Month + 1.09%), 1.215%, 8/15/30 (Cayman Islands)	286,000	286,134

72 Dynamic Asset Allocation Conservative Fund

COLLATERALIZED LOAN OBLIGATIONS (1.6%)* cont.	Principal amount	Value
Signal Peak CLO 8, Ltd. 144A FRB Ser. 20-8A, Class A, (BBA LIBOR USD 3 Month + 1.27%), 1.404%, 4/20/33 (Cayman Islands)	$316,000	$316,670
Sound Point CLO II, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.07%), 1.195%, 1/26/31 (Cayman Islands)	272,000	272,168
Sound Point CLO XXIX, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.21%, 4/25/34 (Cayman Islands)	300,000	300,187
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.298%, 7/20/34 (Cayman Islands)	258,000	258,092
Trinitas CLO XVI, Ltd. 144A FRB Ser. 21-16A, Class A1, (BBA LIBOR USD 3 Month + 1.18%), 1.314%, 7/20/34 (Cayman Islands)	701,000	702,534
Vibrant CLO VIII, Ltd. 144A FRB Ser. 18-8A, Class A1A, (BBA LIBOR USD 3 Month + 1.14%), 1.274%, 1/20/31 (Cayman Islands)	400,000	400,001
Voya CLO, Ltd. 144A FRB Ser. 13-2A, Class A1R, (BBA LIBOR USD 3 Month + 0.97%), 1.095%, 4/25/31	250,000	250,295
Wellfleet CLO, Ltd. 144A FRB Ser. 18-2A, Class A1, (BBA LIBOR USD 3 Month + 1.20%), 1.334%, 10/20/31 (Cayman Islands)	250,000	250,009
York CLO-4, Ltd. 144A FRB Ser. 20-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.09%), 1.224%, 4/20/32 (Cayman Islands)	350,000	350,175
ZAIS CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.616%, 7/15/32	468,000	468,593
Total collateralized loan obligations (cost $17,314,985)		$17,302,364

ASSET-BACKED SECURITIES (0.8%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$443,000	$443,576
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.986%, 10/25/53	217,000	217,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.886%, 11/25/53	131,000	131,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 4/25/55	338,000	338,000
MRA Issuance Trust 144A
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.836%, 2/16/22	570,000	570,000
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%), 1.834%, 2/16/22	437,000	437,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	498,000	498,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.586%, 3/8/22	492,000	492,000
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.286%, 8/15/22	783,000	783,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	558,000	558,000
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%), 1.236%, 10/15/21	777,000	777,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	570,000	571,138

Dynamic Asset Allocation Conservative Fund 73

ASSET-BACKED SECURITIES (0.8%)* cont.	Principal amount	Value
MSG III Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 6/25/54	$131,000	$131,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 5/25/55	188,000	188,225
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 2/25/55	241,000	241,000
RMF Buyout Issuance Trust 144A Ser. 20-HB1, Class A1, 1.719%, 10/25/50 W	167,964	168,384
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.883%, 4/25/22	574,000	574,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	574,000	574,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 3/25/54	353,000	353,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%), 0.736%, 1/26/54	353,000	353,000
Toorak Mortgage Corp., Ltd. 144A Ser. 19-1, Class A1, 4.535%, 3/25/22 W	185,679	186,341
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 0.686%, 1/25/46	368,767	368,325
Total asset-backed securities (cost $8,948,927)		$8,952,989

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)*	Principal amount	Value
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 5.25%, 1/25/33 (Bahrain)	$300,000	$284,616
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	390,000	403,162
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	250,000	265,625
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	491,000	552,375
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	800,000	908,008
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	825,000	930,175
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)	1,005,000	1,061,531
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	470,000	575,727
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	290,000	333,116
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	862,000	1,007,730
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	200,000	225,250
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	200,000	221,502
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)	330,000	351,140
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	785,000	819,344

74 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)* cont.	Principal amount	Value
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	$300,000	$314,255
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	243,000	234,429
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)	210,000	313,643
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †	340,000	36,550
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default) †	550,000	59,125
Total foreign government and agency bonds and notes (cost $8,586,361)		$8,897,303

SENIOR LOANS (0.4%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 4/1/28	$79,800	$79,766
Alpha 3 BV bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/5/28	59,850	59,763
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 4/22/26	99,351	91,955
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	50,000	51,674
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	84,363	84,554
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	148,875	148,038
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.334%, 1/30/29	65,000	64,659
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 7/31/27	44,887	44,203
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	129,675	129,243
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	177,138	175,446
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/3/24	68,393	66,929
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	178,105	177,437
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	41,744	41,737
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	110,000	110,034
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	50,000	51,313
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	480,150	479,934
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	217,684	218,337
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	84,575	84,832
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	66,870	66,837

Dynamic Asset Allocation Conservative Fund 75

SENIOR LOANS (0.4%)*c cont.	Principal amount	Value
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	$39,700	$39,750
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	114,713	114,842
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	69,650	69,781
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/28	189,525	189,821
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	124,688	125,623
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 6/30/25	86,996	86,888
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	130,000	130,244
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	161,039	161,141
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	75,000	64,688
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	52,645	50,934
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	59,850	59,576
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	102,738	102,787
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 8.50%), 8.584%, 6/26/26	65,000	64,878
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.084%, 6/26/25	180,919	180,825
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.832%, 10/1/25	70,860	70,346
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 12/17/26	405,900	404,885
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	139,633	136,999
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	55,000	55,076
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	104,475	105,116
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.833%, 3/2/27	295,517	293,546
Total senior loans (cost $4,704,814)		$4,734,437

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	489	$791,227
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	787	889,916
Total convertible preferred stocks (cost $1,314,207)		$1,681,143

76 Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	$17,442,228	GBP	12,945,100	$102,334
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.16	17,511,009	EUR	15,117,200	99,252
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.16	17,511,009	EUR	15,117,200	116,466
UBS AG
NZD/USD (Put)	Nov-21/0.68	13,048,305	NZD	18,901,000	88,898
Total purchased options outstanding (cost $386,402)					$406,950

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$55,000	$57,173
fuboTV, Inc. 144A cv. sr. unsec. notes 3.25%, 2/15/26	50,000	45,252
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	130,000	115,050
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	49,000	41,566
Total convertible bonds and notes (cost $231,756)		$259,041

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	401	$4,752
Total warrants (cost $1,987)				$4,752

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	$148	$3,736
Total preferred stocks (cost $3,700)		$3,736

SHORT-TERM INVESTMENTS (3.5%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.09% [d]	Shares	4,673,015	$4,673,015
Putnam Short Term Investment Fund Class P 0.08% L	Shares	4,239,484	4,239,484
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	575,000	575,000
U.S. Treasury Bills 0.048%, 3/24/22 ∆		$1,000,000	999,770
U.S. Treasury Bills 0.042%, 10/7/21 # ∆ §		2,000,000	1,999,988
U.S. Treasury Bills 0.042%, 2/17/22 # ∆ §		8,595,000	8,593,423
U.S. Treasury Bills 0.042%, 3/17/22 #		4,400,000	4,399,030
U.S. Treasury Bills 0.041%, 4/21/22 # ∆ §		9,000,000	8,997,475
U.S. Treasury Bills 0.043%, 10/14/21 # ∆ §		1,614,000	1,613,984
U.S. Treasury Bills 0.023%, 10/5/21 # §		2,001,000	2,000,996
Total short-term investments (cost $38,092,992)			$38,092,165

TOTAL INVESTMENTS
Total investments (cost $1,044,050,995)	$1,241,469,332

Dynamic Asset Allocation Conservative Fund 77

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound
NZD	New Zealand Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
CVR	Contingent Value Rights
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,093,261,408.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $249,758, or less than 0.1% of net assets.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $19,060,525 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,714,782 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

78 Dynamic Asset Allocation Conservative Fund

§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,692,225 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $272,137,705 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $262,576,108)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	10/20/21	$2,179,471	$2,112,227	$(67,244)
	British Pound	Buy	12/15/21	1,807,317	1,857,728	(50,411)
	Canadian Dollar	Sell	10/20/21	603,646	604,305	659
	Euro	Buy	12/15/21	2,694,365	2,770,390	(76,025)
	Hong Kong Dollar	Sell	11/17/21	20,851	20,859	8
	Japanese Yen	Buy	11/17/21	2,020,666	2,043,115	(22,449)
	New Zealand Dollar	Sell	10/20/21	3,067,587	3,094,655	27,068
	Swedish Krona	Buy	12/15/21	427,150	440,131	(12,981)
	Swiss Franc	Sell	12/15/21	3,870	13,515	9,645

Dynamic Asset Allocation Conservative Fund 79

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $262,576,108) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Australian Dollar	Sell	10/20/21	$1,723,550	$1,741,628	$18,078
	British Pound	Buy	12/15/21	593,456	595,738	(2,282)
	Canadian Dollar	Sell	10/20/21	471,642	476,915	5,273
	Euro	Sell	12/15/21	532,470	524,821	(7,649)
	Hong Kong Dollar	Buy	11/17/21	266,609	266,712	(103)
	Japanese Yen	Buy	11/17/21	1,062,160	1,061,999	161
	New Zealand Dollar	Sell	10/20/21	1,142,985	1,151,038	8,053
	Swedish Krona	Buy	12/15/21	1,062,799	1,082,341	(19,542)
	Swiss Franc	Sell	12/15/21	3,296,111	3,347,849	51,738
Citibank, N.A.
	Australian Dollar	Sell	10/20/21	111,848	76,796	(35,052)
	British Pound	Buy	12/15/21	1,581,470	1,619,873	(38,403)
	Canadian Dollar	Buy	10/20/21	2,094,995	2,102,731	(7,736)
	Danish Krone	Sell	12/15/21	344,218	352,360	8,142
	Euro	Buy	12/15/21	988,607	1,010,245	(21,638)
	Japanese Yen	Buy	11/17/21	61,146	56,193	4,953
	New Zealand Dollar	Sell	10/20/21	2,543,240	2,559,853	16,613
	Swiss Franc	Sell	12/15/21	3,172,595	3,217,110	44,515
Credit Suisse International
	Australian Dollar	Buy	10/20/21	21,329	18,661	2,668
	British Pound	Sell	12/15/21	1,248,763	1,282,050	33,287
	Canadian Dollar	Sell	10/20/21	723,964	732,001	8,037
	Euro	Sell	12/15/21	1,265,978	1,296,464	30,486
	New Zealand Dollar	Buy	10/20/21	1,104,604	1,126,211	(21,607)
Goldman Sachs International
	Australian Dollar	Sell	10/20/21	3,959,920	4,149,712	189,792
	British Pound	Buy	12/15/21	7,343,945	7,590,052	(246,107)
	Canadian Dollar	Buy	10/20/21	6,663,864	6,645,711	18,153
	Chinese Yuan (Offshore)	Buy	11/17/21	7,030,682	6,981,089	49,593
	Euro	Buy	12/15/21	9,866,695	10,081,281	(214,586)
	Hong Kong Dollar	Sell	11/17/21	210,902	210,981	79
	Japanese Yen	Buy	11/17/21	2,436,771	2,540,348	(103,577)
	New Zealand Dollar	Sell	10/20/21	2,130,101	2,130,932	831
	Norwegian Krone	Sell	12/15/21	3,808,770	3,844,038	35,268
	Swedish Krona	Buy	12/15/21	4,089,217	4,164,420	(75,203)
	Swiss Franc	Buy	12/15/21	143,725	127,647	16,078
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/20/21	1,327,420	1,340,876	13,456
	British Pound	Sell	12/15/21	1,207,124	1,241,285	34,161
	Canadian Dollar	Sell	10/20/21	224,294	215,792	(8,502)
	Euro	Buy	12/15/21	2,394,953	2,453,845	(58,892)
	Hong Kong Dollar	Sell	11/17/21	994,360	994,715	355
	Japanese Yen	Sell	11/17/21	426,434	429,977	3,543

80 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $262,576,108) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association cont.
	New Zealand Dollar	Sell	10/20/21	$1,131,802	$1,139,693	$7,891
	Swiss Franc	Sell	12/15/21	1,262,029	1,286,293	24,264
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/20/21	3,568,852	3,643,159	(74,307)
	British Pound	Buy	12/15/21	481,744	540,809	(59,065)
	Canadian Dollar	Buy	10/20/21	1,857,042	1,867,233	(10,191)
	Euro	Sell	12/15/21	2,826,148	2,904,541	78,393
	Japanese Yen	Sell	11/17/21	4,571,010	4,603,704	32,694
	New Zealand Dollar	Buy	10/20/21	8,646,452	8,715,426	(68,974)
	Norwegian Krone	Buy	12/15/21	620,264	633,667	(13,403)
	Singapore Dollar	Buy	11/17/21	178,361	179,198	(837)
	South Korean Won	Sell	11/17/21	3,964,474	4,093,773	129,299
	Swedish Krona	Sell	12/15/21	113,491	127,492	14,001
	Swiss Franc	Sell	12/15/21	2,126,852	2,167,345	40,493
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/20/21	5,731,621	5,811,118	(79,497)
	British Pound	Buy	12/15/21	4,991,549	5,116,902	(125,353)
	Canadian Dollar	Sell	10/20/21	1,080,104	1,097,261	17,157
	Euro	Sell	12/15/21	231,665	233,232	1,567
	Japanese Yen	Buy	11/17/21	4,299,581	4,340,570	(40,989)
	New Zealand Dollar	Sell	10/20/21	4,403,094	4,390,627	(12,467)
	Norwegian Krone	Buy	12/15/21	2,463,348	2,465,557	(2,209)
	Swedish Krona	Buy	12/15/21	5,986,437	6,101,340	(114,903)
	Swiss Franc	Sell	12/15/21	290,783	293,125	2,342
NatWest Markets PLC
	Australian Dollar	Buy	10/20/21	1,719,067	1,694,709	24,358
	British Pound	Sell	12/15/21	2,243,380	2,308,480	65,100
	Canadian Dollar	Buy	10/20/21	835,914	845,794	(9,880)
	Euro	Sell	12/15/21	238,045	243,808	5,763
	Hong Kong Dollar	Sell	11/17/21	210,607	210,683	76
	Japanese Yen	Sell	11/17/21	536,624	541,046	4,422
	New Zealand Dollar	Sell	10/20/21	5,708,227	5,775,663	67,436
	Norwegian Krone	Buy	12/15/21	1,230,262	1,230,726	(464)
	Swedish Krona	Buy	12/15/21	531,577	541,436	(9,859)
	Swiss Franc	Buy	12/15/21	2,456,979	2,504,054	(47,075)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/20/21	2,314,093	2,319,725	5,632
	British Pound	Sell	12/15/21	4,161,870	4,232,482	70,612
	Canadian Dollar	Buy	10/20/21	4,213,123	4,171,802	41,321
	Euro	Buy	12/15/21	1,972,458	2,066,279	(93,821)
	Hong Kong Dollar	Sell	11/17/21	3,277,980	3,279,032	1,052
	Japanese Yen	Sell	11/17/21	13,502,086	13,543,004	40,918
	New Zealand Dollar	Buy	10/20/21	393,190	352,123	41,067
	Norwegian Krone	Sell	12/15/21	1,762,987	1,775,578	12,591

Dynamic Asset Allocation Conservative Fund 81

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $262,576,108) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Swedish Krona	Sell	12/15/21	$1,003,247	$1,021,713	$18,466
	Swiss Franc	Sell	12/15/21	182,855	199,691	16,836
Toronto-Dominion Bank
	Australian Dollar	Buy	10/20/21	1,139,442	1,162,526	(23,084)
	British Pound	Sell	12/15/21	218,436	251,452	33,016
	Canadian Dollar	Buy	10/20/21	120,714	127,357	(6,643)
	Chinese Yuan (Offshore)	Sell	11/17/21	7,788,774	7,712,287	(76,487)
	Euro	Sell	12/15/21	527,481	540,202	12,721
	Japanese Yen	Buy	11/17/21	4,132,521	4,166,833	(34,312)
	New Zealand Dollar	Sell	10/20/21	1,935,992	1,956,413	20,421
	Norwegian Krone	Buy	12/15/21	3,698,846	3,736,384	(37,538)
	Swedish Krona	Sell	12/15/21	700,333	698,786	(1,547)
UBS AG
	Australian Dollar	Buy	10/20/21	2,954,667	3,029,644	(74,977)
	British Pound	Sell	12/15/21	3,731,331	3,809,396	78,065
	Canadian Dollar	Buy	10/20/21	3,097,018	3,093,041	3,977
	Euro	Buy	12/15/21	6,891,246	7,047,917	(156,671)
	Hong Kong Dollar	Sell	11/17/21	1,707,030	1,707,647	617
	Japanese Yen	Buy	11/17/21	5,147,768	5,218,175	(70,407)
	New Zealand Dollar	Sell	10/20/21	2,896,463	2,906,227	9,764
	Norwegian Krone	Sell	12/15/21	2,231,723	2,250,017	18,294
	Swedish Krona	Buy	12/15/21	816,842	830,162	(13,320)
	Swiss Franc	Sell	12/15/21	3,596,891	3,660,125	63,234
WestPac Banking Corp.
	British Pound	Sell	12/15/21	352,112	361,481	9,369
	Canadian Dollar	Sell	10/20/21	196,662	198,867	2,205
	Euro	Sell	12/15/21	188,394	192,961	4,567
	Japanese Yen	Buy	11/17/21	2,531,131	2,551,946	(20,815)
	New Zealand Dollar	Sell	10/20/21	951,498	957,154	5,656
Unrealized appreciation						1,656,350
Unrealized (depreciation)						(2,369,084)
Total						$(712,734)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	42	$4,790,707	$4,760,700	Dec-21	$(211,089)
MSCI EAFE Index (Short)	365	41,633,524	41,372,750	Dec-21	1,897,722
MSCI Emerging Markets Index (Long)	37	2,318,229	2,304,360	Dec-21	(97,265)
NASDAQ 100 Index E-Mini (Long)	17	4,992,050	4,992,050	Dec-21	(315,762)
Russell 2000 Index E-Mini (Long)	216	23,807,218	23,768,640	Dec-21	(479,344)
S&P 500 Index E-Mini (Long)	8	1,723,016	1,719,100	Dec-21	(82,237)

82 Dynamic Asset Allocation Conservative Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/21 cont.
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Short)	1,235	$265,990,595	$265,386,063	Dec-21	$12,673,160
S&P Mid Cap 400 Index E-Mini (Long)	1	264,054	263,320	Dec-21	(7,831)
S&P Mid Cap 400 Index E-Mini (Short)	64	16,899,456	16,852,480	Dec-21	500,182
U.S. Treasury Bond 30 yr (Long)	148	23,564,375	23,564,375	Dec-21	(457,763)
U.S. Treasury Bond Ultra 30 yr (Long)	255	48,720,938	48,720,938	Dec-21	(1,333,100)
U.S. Treasury Bond Ultra 30 yr (Short)	3	573,188	573,188	Dec-21	15,723
U.S. Treasury Note 2 yr (Long)	426	93,743,297	93,743,297	Dec-21	(62,177)
U.S. Treasury Note 2 yr (Short)	219	48,191,977	48,191,977	Dec-21	26,882
U.S. Treasury Note 5 yr (Long)	729	89,479,055	89,479,055	Dec-21	(432,398)
U.S. Treasury Note 5 yr (Short)	759	93,161,321	93,161,321	Dec-21	450,292
U.S. Treasury Note 10 yr (Long)	334	43,957,531	43,957,532	Dec-21	(475,501)
U.S. Treasury Note Ultra 10 yr (Short)	253	36,748,250	36,748,250	Dec-21	511,893
Unrealized appreciation					16,075,854
Unrealized (depreciation)					(3,954,467)
Total					$12,121,387

WRITTEN OPTIONS OUTSTANDING at 9/30/21 (premiums $112,750)
Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.30	$17,442,228	GBP	12,945,100	$27,192
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.14	17,511,009	EUR	15,117,200	25,899
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.15	17,511,009	EUR	15,117,200	42,832
UBS AG
NZD/USD (Put)	Nov-21/0.66	13,048,305	NZD	18,901,000	29,163
Total					||6||

TBA SALE COMMITMENTS OUTSTANDING at 9/30/21 (proceeds receivable $69,636,875)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.00%, 10/1/51	$2,000,000	10/14/21	$2,093,045
Uniform Mortgage-Backed Securities, 2.50%, 10/1/51	40,000,000	10/14/21	41,245,316
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	10,000,000	11/10/21	10,007,265
Uniform Mortgage-Backed Securities, 2.00%, 10/1/51	16,000,000	10/14/21	16,041,000
Total			$69,386,626

Dynamic Asset Allocation Conservative Fund 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$26,309,000	$157,328	$31,257	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(294,456)
34,569,000	319,072 E	(372,732)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(53,660)
14,740,000	136,050 E	158,799	12/15/26	3 month USD-LIBOR-BBA — Quarterly	0.95% — Semiannually	22,749
53,783,000	91,431 E	95,555	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	4,125
67,680,000	1,426,694 E	1,642,353	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	215,658
3,489,000	160,913 E	(154,906)	12/15/51	1.65% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	6,006
11,343,000	523,139 E	503,541	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	(19,599)
1,209,000	1,294	(16)	10/1/31	3 month USD-LIBOR-BBA — Quarterly	1.542% — Semiannually	1,278
Total		$1,903,851	$(117,899)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$24,050,787	$24,050,787	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.50%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$(184)
23,487,578	23,487,578	—	12/15/25	1 month USD-LIBOR-BBA minus 0.15% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(4,644)
351,330	351,656	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Abbvie Inc. — Monthly	267
787,964	714,241	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Agilent Technologies, Inc. — Monthly	(73,856)
196,753	191,810	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Amgen Inc — Monthly	(4,976)

84 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$85,993	$83,317	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Astellas Pharma Inc. — Monthly	$(1,672)
335,765	357,237	—	12/15/25	(1 month USD-LIBOR-BBA) — Monthly	AstraZeneca PLC — Monthly	21,461
263,486	282,302	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Astrazeneca Plc — Monthly	18,772
264,003	268,292	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bayer AG- Reg — Monthly	4,244
297,116	281,009	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Biogen Inc. — Monthly	(16,157)
263,314	251,295	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bristol-Myers Squibb Co. — Monthly	(9,982)
254,866	240,611	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	CSL Ltd. — Monthly	(12,946)
26,140	27,985	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Dajichi Sankyo Co Ltd. — Monthly	1,955
132,787	131,107	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Eisai Co Ltd. — Monthly	(581)
204,981	202,631	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eli Lilly & Co. — Monthly	(2,385)
79,066	69,633	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eurofins Scientific — Monthly	(9,447)
77,322	72,881	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Galapagos NV — Monthly	(4,454)
224,322	218,351	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Gilead Sciences Inc — Monthly	(3,789)
373,038	364,316	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Glaxosmithkline Plc — Monthly	(3,740)
49,247	48,449	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Grifols Sa — Monthly	(806)
72,365	72,750	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	H Lundbeck A/S — Monthly	373

Dynamic Asset Allocation Conservative Fund 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$106,749	$103,696	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Hikma Pharmaceuticals PLC — Monthly	$(2,505)
122,304	115,239	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Hisamitsu Pharmaceutical Co — Monthly	(6,042)
496,218	447,388	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Illumina Inc — Monthly	(48,914)
53,611	50,209	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Incyte Corp — Monthly	(3,411)
464,385	462,633	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ipsen — Monthly	(1,830)
746,692	691,792	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	IQVIA Holdings, Inc. — Monthly	(55,027)
401,144	391,638	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Johnson & Johnson — Monthly	(9,574)
382,107	394,177	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck & Co. Inc. — Monthly	15,417
812,170	757,192	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck Kgaa — Monthly	(55,115)
791,503	698,322	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Mettler-Toledo International — Monthly	(93,315)
32,776	31,585	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Novartis Ag-Reg — Monthly	(1,196)
17,703	17,215	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Organon & Co. — Monthly	(491)
12,711	12,389	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Orion Oyj-Class B — Monthly	(324)
762,307	707,023	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perkinelmer Inc. — Monthly	(55,413)
322,439	338,457	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perrigo Co Plc — Monthly	17,680
552,954	531,217	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Pfizer, Inc. — Monthly	(21,831)

86 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$18,239	$17,567	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Recordati Industria Chemica — Monthly	$(676)
45,640	42,363	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Regeneron Pharmaceuticals — Monthly	(3,285)
334,882	335,290	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sanofi — Monthly	351
412,331	367,284	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sartorius Stedim Biotech — Monthly	(45,117)
142,115	141,875	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Shionogi & Co Ltd — Monthly	652
351,618	334,449	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Sumitomo Dajnippon Pharma Co. — Monthly	(15,119)
270,015	262,230	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Taisho Pharmaceutical Holdin — Monthly	(6,026)
147,053	143,099	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Takeda Pharmaceutical Co Ltd — Monthly	(845)
197,618	214,582	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Teva Pharmaceutical-Sp Adr — Monthly	16,931
638,397	647,888	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Thermo Fisher Scientific Inc — Monthly	9,679
72,813	75,994	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ucb Sa — Monthly	3,169
10,010	9,614	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vertex Pharmaceuticals Inc — Monthly	(398)
319,044	314,861	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Viatris, Inc. — Monthly	(4,237)
172,215	165,087	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vifor Pharma AG — Monthly	(7,157)
893,861	779,271	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Waters Corp. — Monthly	(114,741)
597,807	569,024	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Zoetis, Inc. — Monthly	(28,883)

Dynamic Asset Allocation Conservative Fund 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
$13,815,355	$13,411,939	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	$(378,347)
Upfront premium received		—		Unrealized appreciation		110,951
Upfront premium (paid)		—		Unrealized (depreciation)		(1,109,438)
Total		$—		Total	$(998,487)
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Sonic Healthcare, Ltd. (Australia)	Health care	3,995	$117,430	0.49%
Electronic Arts, Inc.	Technology	815	115,923	0.48%
Roku, Inc.	Technology	370	115,921	0.48%
Nintendo Co., Ltd. (Japan)	Consumer cyclicals	237	115,876	0.48%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	3,402	115,462	0.48%
Marubeni Corp. (Japan) (Japan)	Conglomerates	13,743	115,233	0.48%
Take-Two Interactive Software, Inc.	Technology	745	114,798	0.48%
Veeva Systems, Inc. Class A	Technology	398	114,734	0.48%
AtoS SE (France)	Technology	2,146	114,717	0.48%
Roche Holding AG (Switzerland)	Health care	312	114,515	0.48%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	1,858	114,080	0.47%
CyberAgent, Inc. (Japan)	Consumer cyclicals	5,860	114,052	0.47%
Nitori Holdings Co., Ltd. (Japan)	Consumer cyclicals	574	114,046	0.47%
Netflix, Inc.	Consumer staples	187	114,032	0.47%
Merck & Co., Inc.	Health care	1,517	113,961	0.47%
Newcrest Mining, Ltd. (Australia)	Basic materials	6,945	113,668	0.47%
Aegon NV (Netherlands)	Financials	21,954	113,596	0.47%
Bank Leumi Le-Israel BM (Israel)	Financials	13,321	113,586	0.47%
MSCI, Inc.	Technology	187	113,537	0.47%
Royal Dutch Shell PLC Class A (United Kingdom)	Energy	5,091	113,530	0.47%
DSV A/S (Denmark)	Transportation	473	113,527	0.47%
Brenntag AG (Germany)	Basic materials	1,215	113,414	0.47%
Bank Hapoalim MB (Israel)	Financials	12,823	113,353	0.47%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	6,079	113,333	0.47%
Repsol SA (Spain)	Energy	8,648	113,176	0.47%
GlaxoSmithKline PLC (United Kingdom)	Health care	5,983	113,157	0.47%
FactSet Research Systems, Inc.	Consumer cyclicals	287	113,139	0.47%
Valeo (France) (France)	Consumer cyclicals	4,027	113,122	0.47%
Shopify, Inc. Class A (Canada)	Technology	83	113,006	0.47%
Pinterest, Inc. Class A	Technology	2,217	112,964	0.47%
CoStar Group, Inc.	Consumer cyclicals	1,311	112,853	0.47%

88 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Moncler SpA (Italy)	Consumer cyclicals	1,837	$112,825	0.47%
Airbnb, Inc. Class A	Consumer staples	672	112,761	0.47%
Namco Bandai Holdings, Inc. (Japan)	Consumer cyclicals	1,491	112,522	0.47%
Magna International, Inc. (Canada)	Consumer cyclicals	1,494	112,466	0.47%
Sumitomo Chemical Co., Ltd. (Japan)	Basic materials	21,389	112,426	0.47%
Thales SA (France)	Technology	1,152	112,282	0.47%
Eiffage SA (France)	Basic materials	1,105	112,269	0.47%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	278	112,267	0.47%
Dropbox, Inc. Class A	Technology	3,841	112,239	0.47%
Segro PLC (United Kingdom)	Financials	6,971	112,237	0.47%
Royal Bank of Canada (Canada)	Financials	1,127	112,161	0.47%
Activision Blizzard, Inc.	Technology	1,449	112,143	0.47%
eBay, Inc.	Technology	1,609	112,128	0.47%
Athene Holding, Ltd. Class A	Financials	1,628	112,112	0.47%
Cadence Design Systems, Inc.	Technology	740	112,098	0.47%
DoorDash, Inc. Class A	Consumer staples	544	112,095	0.47%
Pfizer, Inc.	Health care	2,606	112,085	0.47%
Hologic, Inc.	Health care	1,518	112,072	0.47%
IAC/InterActiveCorp	Technology	860	111,988	0.47%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
AMC Entertainment Holdings, Inc. Class A	Consumer cyclicals	3,069	$116,803	0.50%
Sunrun, Inc.	Energy	2,650	116,591	0.50%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	1,630	114,576	0.49%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	3,410	113,339	0.48%
Argenx SE (Netherlands)	Health care	376	112,891	0.48%
Tokio Marine Holdings, Inc. (Japan)	Financials	2,086	112,879	0.48%
Trend Micro, Inc. (Japan)	Technology	2,012	112,438	0.48%
Shimano, Inc. (Japan)	Consumer cyclicals	380	112,279	0.48%
Cheniere Energy, Inc.	Energy	1,148	112,110	0.48%
AGC, Inc. (Japan)	Consumer cyclicals	2,155	111,909	0.48%
Canopy Growth Corp. (Canada)	Health care	8,066	111,759	0.48%
Silver Wheaton Corp. (Canada)	Basic materials	2,966	111,659	0.48%
Chugai Pharmaceutical Co., Ltd. (Japan)	Health care	3,027	111,606	0.48%
Veolia Environnement SA (France)	Utilities and power	3,641	111,600	0.48%
AXA SA (France)	Financials	3,995	111,469	0.47%
Nippon Paint Holdings Co., Ltd. (Japan)	Basic materials	10,191	111,441	0.47%
Valero Energy Corp.	Energy	1,579	111,431	0.47%
Realestate.com.au, Ltd. (Australia)	Technology	970	111,398	0.47%

Dynamic Asset Allocation Conservative Fund 89

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
CyberArk Software, Ltd. (Israel)	Technology	705	$111,309	0.47%
Heineken NV (Netherlands)	Consumer staples	1,065	111,266	0.47%
Boston Beer Co., Inc. Class A	Consumer staples	218	111,176	0.47%
Imperial Brands PLC (United Kingdom)	Consumer staples	5,294	111,173	0.47%
Chewy, Inc. Class A	Consumer staples	1,632	111,170	0.47%
Avantor, Inc.	Health care	2,716	111,095	0.47%
Black Knight, Inc.	Technology	1,543	111,081	0.47%
PPD, Inc.	Health care	2,373	111,032	0.47%
Essity AB Class B (Sweden)	Consumer staples	3,572	110,997	0.47%
Ceridian HCM Holding, Inc.	Technology	985	110,952	0.47%
M3, Inc. (Japan)	Health care	1,544	110,842	0.47%
Clarivate PLC (United Kingdom)	Technology	5,058	110,770	0.47%
Konami Holdings Corp. (Japan)	Technology	1,754	110,770	0.47%
Live Nation Entertainment, Inc.	Consumer cyclicals	1,215	110,753	0.47%
Credit Suisse Group AG (Switzerland)	Financials	11,100	110,693	0.47%
Nice, Ltd. (Israel)	Communication services	396	110,646	0.47%
Atmos Energy Corp.	Utilities and power	1,254	110,645	0.47%
Royalty Pharma PLC Class A	Health care	3,061	110,636	0.47%
Hess Corp.	Energy	1,416	110,604	0.47%
Sumco Corp. (Japan)	Technology	5,468	110,586	0.47%
Kubota Corp. (Japan)	Capital goods	5,149	110,536	0.47%
Nutrien, Ltd. (Canada)	Basic materials	1,699	110,254	0.47%
CIE Generale Des Etablissements Michelin SCA (France)	Consumer cyclicals	716	110,136	0.47%
FedEx Corp.	Transportation	502	110,060	0.47%
Devon Energy Corp.	Energy	3,098	109,997	0.47%
Naturgy Energy Group SA (Spain)	Utilities and power	4,366	109,990	0.47%
Charter Communications, Inc. Class A	Communication services	151	109,941	0.47%
MarketAxess Holdings, Inc.	Consumer cyclicals	261	109,915	0.47%
ORIX Corp. (Japan)	Financials	5,796	109,893	0.47%
Catalent, Inc.	Health care	826	109,876	0.47%
Sumitomo Electric Industries, Ltd. (Japan)	Conglomerates	8,164	109,735	0.47%
Broadridge Financial Solutions, Inc.	Financials	658	109,698	0.47%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$69,154,000	$117,562	$29,190	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(88,373)

90 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$21,874,000	$123,807	$70,777	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(53,029)
Total		$99,967	$(141,402)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$957	$14,000	$3,983	5/11/63	300 bp — Monthly	$(3,019)
CMBX NA BBB−.6 Index	B+/P	1,868	31,000	8,820	5/11/63	300 bp — Monthly	(6,936)
CMBX NA BBB−.6 Index	B+/P	3,828	62,000	17,639	5/11/63	300 bp — Monthly	(13,780)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	23,165	41,000	3,452	11/18/54	500 bp — Monthly	19,747
CMBX NA BB.6 Index	B-/P	27,399	184,133	82,823	5/11/63	500 bp — Monthly	(55,270)
CMBX NA BB.7 Index	B/P	21,179	415,000	139,897	1/17/47	500 bp — Monthly	(118,372)
CMBX NA BB.9 Index	B+/P	814	4,000	828	9/17/58	500 bp — Monthly	(11)
CMBX NA BB.9 Index	B+/P	8,577	42,000	8,698	9/17/58	500 bp — Monthly	(86)
CMBX NA BBB−.10 Index	BB+/P	4,255	39,000	3,413	11/17/59	300 bp — Monthly	862
CMBX NA BBB−.12 Index	BBB−/P	626	15,000	693	8/17/61	300 bp — Monthly	(60)
CMBX NA BBB−.12 Index	BBB−/P	6,600	112,000	5,174	8/17/61	300 bp — Monthly	1,482
Credit Suisse International
CMBX NA BB.7 Index	B/P	9,898	74,000	24,945	1/17/47	500 bp — Monthly	(14,985)
CMBX NA BBB−.7 Index	BB−/P	11,936	151,000	27,286	1/17/47	300 bp — Monthly	(15,275)
Goldman Sachs International
CMBX NA A.6 Index	BBB+/P	192	3,000	314	5/11/63	200 bp — Monthly	(120)
CMBX NA A.6 Index	BBB+/P	305	6,000	628	5/11/63	200 bp — Monthly	(320)
CMBX NA A.6 Index	BBB+/P	1,900	16,000	1,674	5/11/63	200 bp — Monthly	232

Dynamic Asset Allocation Conservative Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	BBB+/P	$2,674	$23,000	$2,406	5/11/63	200 bp — Monthly	$276
CMBX NA A.6 Index	BBB+/P	(65)	36,000	3,766	5/11/63	200 bp — Monthly	(3,819)
CMBX NA A.6 Index	BBB+/P	(378)	47,000	4,916	5/11/63	200 bp — Monthly	(5,278)
CMBX NA A.6 Index	BBB+/P	1,584	52,000	5,439	5/11/63	200 bp — Monthly	(3,838)
CMBX NA A.6 Index	BBB+/P	2,767	56,000	5,858	5/11/63	200 bp — Monthly	(3,072)
CMBX NA A.6 Index	BBB+/P	1,851	59,000	6,171	5/11/63	200 bp — Monthly	(4,301)
CMBX NA A.6 Index	BBB+/P	(113)	59,000	6,171	5/11/63	200 bp — Monthly	(6,264)
CMBX NA A.6 Index	BBB+/P	444	59,000	6,171	5/11/63	200 bp — Monthly	(5,708)
CMBX NA A.6 Index	BBB+/P	7,383	63,000	6,590	5/11/63	200 bp — Monthly	814
CMBX NA A.6 Index	BBB+/P	4,269	65,000	6,799	5/11/63	200 bp — Monthly	(2,509)
CMBX NA A.6 Index	BBB+/P	6,251	73,000	7,636	5/11/63	200 bp — Monthly	(1,361)
CMBX NA A.6 Index	BBB+/P	4,533	88,000	9,205	5/11/63	200 bp — Monthly	(4,642)
CMBX NA A.6 Index	BBB+/P	(92)	151,000	15,795	5/11/63	200 bp — Monthly	(15,836)
CMBX NA A.6 Index	BBB+/P	4,120	178,000	18,619	5/11/63	200 bp — Monthly	(14,439)
CMBX NA A.7 Index	BBB+/P	1,462	29,000	1,401	1/17/47	200 bp — Monthly	71
CMBX NA BBB−.14 Index	BBB−/P	450	10,000	343	12/16/72	300 bp — Monthly	112
CMBX NA BBB−.6 Index	B+/P	545	8,000	2,276	5/11/63	300 bp — Monthly	(1,727)
CMBX NA BBB−.6 Index	B+/P	678	13,000	3,699	5/11/63	300 bp — Monthly	(3,014)
CMBX NA BBB−.6 Index	B+/P	1,727	20,000	5,690	5/11/63	300 bp — Monthly	(3,953)
CMBX NA BBB−.6 Index	B+/P	1,064	22,000	6,259	5/11/63	300 bp — Monthly	(5,184)
CMBX NA BBB−.6 Index	B+/P	4,641	55,000	15,648	5/11/63	300 bp — Monthly	(10,979)
CMBX NA BBB−.6 Index	B+/P	5,992	71,000	20,200	5/11/63	300 bp — Monthly	(14,172)
CMBX NA BBB−.6 Index	B+/P	18,758	200,000	56,900	5/11/63	300 bp — Monthly	(38,042)

92 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$15,560	$207,000	$58,892	5/11/63	300 bp — Monthly	$(41,190)
CMBX NA BBB−.7 Index	BB−/P	5,300	62,000	11,203	1/17/47	300 bp — Monthly	(5,873)
CMBX NA BBB−.7 Index	BB−/P	5,793	68,000	12,288	1/17/47	300 bp — Monthly	(6,461)
CMBX NA BBB−.7 Index	BB−/P	19,769	251,000	45,356	1/17/47	300 bp — Monthly	(25,462)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(473)	90,000	1,332	12/16/72	200 bp — Monthly	889
CMBX NA A.7 Index	BBB+/P	11,139	254,000	12,268	1/17/47	200 bp — Monthly	(1,045)
CMBX NA BB.10 Index	B+/P	4,092	51,000	11,914	5/11/63	500 bp — Monthly	(7,779)
CMBX NA BB.7 Index	B/P	112,621	230,000	77,533	1/17/47	500 bp — Monthly	35,279
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(10,349)	694,000	10,271	12/16/72	200 bp — Monthly	154
CMBX NA A.6 Index	BBB+/P	2,840	32,000	3,347	5/11/63	200 bp — Monthly	(497)
CMBX NA BB.6 Index	B-/P	17,681	69,411	31,221	5/11/63	500 bp — Monthly	(13,482)
CMBX NA BB.6 Index	B-/P	33,265	130,146	58,540	5/11/63	500 bp — Monthly	(25,166)
CMBX NA BBB−.12 Index	BBB−/P	2,711	46,000	2,125	8/17/61	300 bp — Monthly	609
CMBX NA BBB−.12 Index	BBB−/P	2,576	60,000	2,772	8/17/61	300 bp — Monthly	(166)
Upfront premium received		428,039		Unrealized appreciation		60,527
Upfront premium (paid)		(11,470)		Unrealized (depreciation)		(503,493)
Total		$416,569		Total		$(442,966)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Conservative Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,357)	$183,000	$8,839	1/17/47	(200 bp) — Monthly	$7,421
CMBX NA BB.10 Index	(30,138)	125,000	29,200	11/17/59	(500 bp) — Monthly	(1,054)
CMBX NA BB.10 Index	(13,515)	53,000	12,381	11/17/59	(500 bp) — Monthly	(1,178)
CMBX NA BB.10 Index	(4,696)	45,000	10,512	11/17/59	(500 bp) — Monthly	5,778
CMBX NA BB.10 Index	(4,167)	38,000	8,877	11/17/59	(500 bp) — Monthly	4,678
CMBX NA BB.11 Index	(1,787)	26,000	2,189	11/18/54	(500 bp) — Monthly	380
CMBX NA BB.11 Index	(1,296)	10,000	842	11/18/54	(500 bp) — Monthly	(462)
CMBX NA BB.11 Index	(259)	5,000	421	11/18/54	(500 bp) — Monthly	157
CMBX NA BB.8 Index	(12,404)	34,787	12,404	10/17/57	(500 bp) — Monthly	—
CMBX NA BB.8 Index	(3,725)	28,989	10,254	10/17/57	(500 bp) — Monthly	6,505
CMBX NA BB.9 Index	(4,232)	41,000	8,491	9/17/58	(500 bp) — Monthly	4,225
CMBX NA BB.9 Index	(1,492)	37,000	7,663	9/17/58	(500 bp) — Monthly	6,140
CMBX NA BB.9 Index	(589)	15,000	3,107	9/17/58	(500 bp) — Monthly	2,505
CMBX NA BB.9 Index	(109)	3,000	621	9/17/58	(500 bp) — Monthly	498
CMBX NA BBB− .10 Index	(5,726)	24,000	2,100	11/17/59	(300 bp) — Monthly	(3,638)
CMBX NA BBB− .10 Index	(4,183)	17,000	1,488	11/17/59	(300 bp) — Monthly	(2,704)
CMBX NA BBB− .12 Index	(5,415)	24,000	1,109	8/17/61	(300 bp) — Monthly	(4,319)
CMBX NA BBB−.10 Index	(16,982)	57,000	4,988	11/17/59	(300 bp) — Monthly	(12,023)
CMBX NA BBB−.10 Index	(4,972)	39,000	3,413	11/17/59	(300 bp) — Monthly	(1,579)
CMBX NA BBB−.12 Index	(61,189)	194,000	8,963	8/17/61	(300 bp) — Monthly	(52,323)
CMBX NA BBB−.12 Index	(14,363)	43,000	1,987	8/17/61	(300 bp) — Monthly	(12,398)
CMBX NA BBB−.12 Index	(15,115)	43,000	1,987	8/17/61	(300 bp) — Monthly	(13,150)
CMBX NA BBB−.12 Index	(13,039)	37,000	1,709	8/17/61	(300 bp) — Monthly	(11,348)

94 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(6,849)	$36,000	$1,663	8/17/61	(300 bp) — Monthly	$(5,204)
CMBX NA BBB−.12 Index	(6,349)	19,000	878	8/17/61	(300 bp) — Monthly	(5,480)
CMBX NA BBB−.12 Index	(847)	5,000	231	8/17/61	(300 bp) — Monthly	(618)
CMBX NA BBB−.8 Index	(17,500)	112,000	14,538	10/17/57	(300 bp) — Monthly	(3,018)
CMBX NA BBB−.8 Index	(8,061)	51,000	6,620	10/17/57	(300 bp) — Monthly	(1,467)
CMBX NA BBB−.8 Index	(8,093)	51,000	6,620	10/17/57	(300 bp) — Monthly	(1,499)
CMBX NA BBB−.8 Index	(3,292)	23,000	2,985	10/17/57	(300 bp) — Monthly	(318)
CMBX NA BBB−.9 Index	(4,495)	19,000	1,469	9/17/58	(300 bp) — Monthly	(3,036)
Credit Suisse International
CMBX NA BB.10 Index	(11,178)	94,000	21,958	11/17/59	(500 bp) — Monthly	10,702
CMBX NA BB.10 Index	(12,542)	94,000	21,958	11/17/59	(500 bp) — Monthly	9,338
CMBX NA BB.10 Index	(6,091)	49,000	11,446	11/17/59	(500 bp) — Monthly	5,315
CMBX NA BB.7 Index	(53,129)	323,000	108,883	1/17/47	(500 bp) — Monthly	55,485
CMBX NA BB.7 Index	(31,728)	172,000	57,981	1/17/47	(500 bp) — Monthly	26,110
CMBX NA BB.7 Index	(2,136)	116,650	52,469	5/11/63	(500 bp) — Monthly	50,236
CMBX NA BB.8 Index	(2,804)	15,461	5,469	10/17/57	(500 bp) — Monthly	2,652
CMBX NA BB.9 Index	(5,714)	57,000	11,805	9/17/58	(500 bp) — Monthly	6,043
Goldman Sachs International
CMBX NA BB.6 Index	(8,695)	81,944	36,858	5/11/63	(500 bp) — Monthly	28,095
CMBX NA BB.7 Index	(3,481)	23,000	7,753	1/17/47	(500 bp) — Monthly	4,254
CMBX NA BB.10 Index	(2,941)	13,000	3,037	11/17/59	(500 bp) — Monthly	85
CMBX NA BB.6 Index	(18,117)	119,542	53,770	5/11/63	(500 bp) — Monthly	35,553
CMBX NA BB.7 Index	(48,016)	284,000	95,736	1/17/47	(500 bp) — Monthly	47,484
CMBX NA BB.7 Index	(50,559)	249,000	83,938	1/17/47	(500 bp) — Monthly	33,171

Dynamic Asset Allocation Conservative Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(2,949)	$18,000	$6,068	1/17/47	(500 bp) — Monthly	$3,104
CMBX NA BB.8 Index	(13,670)	37,686	13,330	10/17/57	(500 bp) — Monthly	(372)
CMBX NA BB.8 Index	(13,694)	37,686	13,330	10/17/57	(500 bp) — Monthly	(396)
CMBX NA BB.8 Index	(11,909)	33,821	11,962	10/17/57	(500 bp) — Monthly	25
CMBX NA BB.8 Index	(1,699)	14,495	5,127	10/17/57	(500 bp) — Monthly	3,415
CMBX NA BB.9 Index	(595)	5,000	1,036	9/17/58	(500 bp) — Monthly	436
CMBX NA BB.9 Index	(602)	5,000	1,036	9/17/58	(500 bp) — Monthly	430
CMBX NA BBB−.12 Index	(1,351)	4,000	185	8/17/61	(300 bp) — Monthly	(1,168)
CMBX NA BBB−.6 Index	(41,148)	151,000	42,960	5/11/63	(300 bp) — Monthly	1,737
CMBX NA BBB−.6 Index	(6,354)	127,000	36,132	5/11/63	(300 bp) — Monthly	29,714
JPMorgan Securities LLC
CMBX NA BB.11 Index	(26,255)	49,166	22,115	5/11/63	(500 bp) — Monthly	(4,181)
CMBX NA BB.8 Index	(3,965)	7,731	2,734	10/17/57	(500 bp) — Monthly	(1,237)
CMBX NA BBB− .10 Index	(4,123)	25,000	2,188	11/17/59	(300 bp) — Monthly	(1,948)
CMBX NA BBB−.10 Index	(18,860)	166,000	14,525	11/17/59	(300 bp) — Monthly	(4,418)
CMBX NA BBB−.10 Index	(13,804)	49,000	4,288	11/17/59	(300 bp) — Monthly	(9,541)
CMBX NA BBB−.10 Index	(13,109)	44,000	3,850	11/17/59	(300 bp) — Monthly	(9,281)
CMBX NA BBB−.12 Index	(2,654)	8,000	370	8/17/61	(300 bp) — Monthly	(2,289)
CMBX NA BBB−.6 Index	(63,940)	200,000	56,900	5/11/63	(300 bp) — Monthly	(7,140)
CMBX NA BBB−.7 Index	(98,131)	418,000	75,533	1/17/47	(300 bp) — Monthly	(22,807)
Merrill Lynch International
CMBX NA BB.10 Index	(5,121)	90,000	21,024	11/17/59	(500 bp) — Monthly	15,828
CMBX NA BB.9 Index	(1,364)	35,000	7,249	9/17/58	(500 bp) — Monthly	5,856
CMBX NA BBB− .10 Index	(10,400)	48,000	4,200	11/17/59	(300 bp) — Monthly	(6,224)

96 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International cont.
CMBX NA BBB−.7 Index	$(2,376)	$29,000	$5,240	1/17/47	(300 bp) — Monthly	$2,849
CMBX NA BBB−.9 Index	(5,928)	32,000	2,474	9/17/58	(300 bp) — Monthly	(3,470)
CMBX NA BBB−.9 Index	(2,964)	16,000	1,237	9/17/58	(300 bp) — Monthly	(1,735)
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(7,030)	69,000	12,468	1/17/47	(300 bp) — Monthly	5,403
CMBX NA BB.10 Index	(4,719)	45,000	10,512	11/17/59	(500 bp) — Monthly	5,755
CMBX NA BB.10 Index	(8,924)	38,000	8,877	11/17/59	(500 bp) — Monthly	(79)
CMBX NA BB.7 Index	(5,206)	27,000	9,102	1/17/47	(500 bp) — Monthly	3,873
CMBX NA BB.8 Index	(6,671)	18,360	6,494	10/17/57	(500 bp) — Monthly	(193)
CMBX NA BB.8 Index	(4,944)	9,663	3,418	10/17/57	(500 bp) — Monthly	(1,534)
CMBX NA BB.9 Index	(1,758)	20,000	4,142	9/17/58	(500 bp) — Monthly	2,367
CMBX NA BB.9 Index	(547)	14,000	2,899	9/17/58	(500 bp) — Monthly	2,340
CMBX NA BB.9 Index	(1,213)	10,000	2,071	9/17/58	(500 bp) — Monthly	850
CMBX NA BB.9 Index	(362)	9,000	1,864	9/17/58	(500 bp) — Monthly	1,495
CMBX NA BB.9 Index	(606)	5,000	1,036	9/17/58	(500 bp) — Monthly	425
CMBX NA BB.9 Index	(243)	4,000	828	9/17/58	(500 bp) — Monthly	582
CMBX NA BB.9 Index	(246)	4,000	828	9/17/58	(500 bp) — Monthly	579
CMBX NA BB.9 Index	(225)	3,000	621	9/17/58	(500 bp) — Monthly	393
CMBX NA BB.9 Index	(50)	1,000	207	9/17/58	(500 bp) — Monthly	157
CMBX NA BBB− .10 Index	(8,045)	33,000	2,888	11/17/59	(300 bp) — Monthly	(5,174)
CMBX NA BBB− .10 Index	(3,903)	18,000	1,575	11/17/59	(300 bp) — Monthly	(2,337)
CMBX NA BBB− .10 Index	(4,021)	17,000	1,488	11/17/59	(300 bp) — Monthly	(2,542)
CMBX NA BBB− .10 Index	(3,460)	16,000	1,400	11/17/59	(300 bp) — Monthly	(2,068)
CMBX NA BBB− .10 Index	(2,296)	10,000	875	11/17/59	(300 bp) — Monthly	(1,426)

Dynamic Asset Allocation Conservative Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB− .12 Index	$(3,339)	$16,000	$739	8/17/61	(300 bp) — Monthly	$(2,608)
CMBX NA BBB−.10 Index	(6,722)	53,000	4,638	11/17/59	(300 bp) — Monthly	(2,111)
CMBX NA BBB−.10 Index	(3,637)	42,000	3,675	11/17/59	(300 bp) — Monthly	17
CMBX NA BBB−.12 Index	(1,994)	6,000	277	8/17/61	(300 bp) — Monthly	(1,720)
CMBX NA BBB−.6 Index	(55,775)	230,000	65,435	5/11/63	(300 bp) — Monthly	9,545
CMBX NA BBB−.8 Index	(6,344)	50,000	6,490	10/17/57	(300 bp) — Monthly	121
CMBX NA BBB−.8 Index	(6,359)	50,000	6,490	10/17/57	(300 bp) — Monthly	106
CMBX NA BBB−.8 Index	(7,282)	47,000	6,101	10/17/57	(300 bp) — Monthly	(1,205)
CMBX NA BBB−.8 Index	(7,188)	46,000	5,971	10/17/57	(300 bp) — Monthly	(1,240)
CMBX NA BBB−.8 Index	(5,725)	40,000	5,192	10/17/57	(300 bp) — Monthly	(553)
Upfront premium received	—		Unrealized appreciation		450,212
Upfront premium (paid)	(1,069,166)		Unrealized (depreciation)		(237,813)
Total	$(1,069,166)		Total		$212,399
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
NA HY Series 37 Index	B+/P	$(493,165)	$5,220,000	$479,718	12/20/26	500 bp — Quarterly	$(12,722)
NA IG Series 37 Index	BBB+/P	(2,145,776)	85,200,000	2,026,056	12/20/26	100 bp — Quarterly	(103,153)
Total	$(2,638,941)		$(115,875)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

98 Dynamic Asset Allocation Conservative Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$13,799,247	$10,124,203	$—
Capital goods	27,767,024	4,371,022	—
Communication services	15,614,814	3,068,171	—
Conglomerates	1,894,453	—	—
Consumer cyclicals	82,597,299	15,160,572	—
Consumer staples	29,140,746	9,757,291	—
Energy	11,066,991	6,061,350	107
Financials	65,992,750	18,554,662	—
Government	—	154,034	—
Healthcare	64,066,080	12,193,604	—
Technology	160,720,976	10,705,416	—
Transportation	8,591,241	2,481,575	—
Utilities and power	12,427,939	2,827,601	—
Total common stocks	493,679,560	95,459,501	107
Asset-backed securities	—	7,228,413	1,724,576
Collateralized loan obligations	—	17,302,364	—
Convertible bonds and notes	—	259,041	—
Convertible preferred stocks	—	1,681,143	—
Corporate bonds and notes	—	246,280,955	—
Foreign government and agency bonds and notes	—	8,897,303	—
Mortgage-backed securities	—	69,449,784	—
Preferred stocks	—	3,736	—
Purchased options outstanding	—	406,950	—
Senior loans	—	4,734,437	—
U.S. government and agency mortgage obligations	—	255,854,022	—
U.S. treasury obligations	—	410,523	—
Warrants	4,752	—	—
Short-term investments	575,000	37,517,165	—
Totals by level	$494,259,312	$745,485,337	$1,724,683

Dynamic Asset Allocation Conservative Fund 99

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(712,734)	$—
Futures contracts	12,121,387	—	—
Written options outstanding	—	(125,086)	—
TBA sale commitments	—	(69,386,626)	—
Interest rate swap contracts	—	(2,021,750)	—
Total return swap contracts	—	(1,239,856)	—
Credit default contracts	—	2,945,096	—
Totals by level	$12,121,387	$(70,540,956)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 9/30/21

ASSETS
Investment in securities, at value, including $4,520,258 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,035,138,496)	$1,232,556,833
Affiliated issuers (identified cost $8,912,499) (Note 5)	8,912,499
Cash	84,015
Foreign currency (cost $172,284) (Note 1)	170,929
Dividends, interest and other receivables	4,067,129
Foreign tax reclaim	282,112
Receivable for shares of the fund sold	4,713,213
Receivable for investments sold	12,462,920
Receivable for sales of TBA securities (Note 1)	67,617,012
Receivable for variation margin on futures contracts (Note 1)	3,794,280
Receivable for variation margin on centrally cleared swap contracts (Note 1)	115,937
Unrealized appreciation on forward currency contracts (Note 1)	1,656,350
Unrealized appreciation on OTC swap contracts (Note 1)	621,690
Premium paid on OTC swap contracts (Note 1)	1,080,636
Prepaid assets	37,267
Total assets	1,338,172,822

LIABILITIES
Payable for investments purchased	6,900,288
Payable for purchases of delayed delivery securities (Note 1)	927,089
Payable for purchases of TBA securities (Note 1)	152,311,123
Payable for shares of the fund repurchased	2,896,738
Payable for compensation of Manager (Note 2)	465,797
Payable for custodian fees (Note 2)	47,012
Payable for investor servicing fees (Note 2)	195,879
Payable for Trustee compensation and expenses (Note 2)	201,218
Payable for administrative services (Note 2)	3,298
Payable for distribution fees (Note 2)	396,072
Payable for variation margin on futures contracts (Note 1)	446,935
Payable for variation margin on centrally cleared swap contracts (Note 1)	96,515
Unrealized depreciation on OTC swap contracts (Note 1)	1,850,744
Premium received on OTC swap contracts (Note 1)	428,039
Unrealized depreciation on forward currency contracts (Note 1)	2,369,084
Written options outstanding, at value (premiums $112,750) (Note 1)	125,086
TBA sale commitments, at value (proceeds receivable $69,636,875) (Note 1)	69,386,626
Collateral on securities loaned, at value (Note 1)	4,673,015
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	985,523
Other accrued expenses	205,333
Total liabilities	244,911,414

Net assets	$1,093,261,408

(Continued on next page)

Dynamic Asset Allocation Conservative Fund 101

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$892,731,103
Total distributable earnings (Note 1)	200,530,305
Total — Representing net assets applicable to capital shares outstanding	1,093,261,408

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($461,749,139 divided by 39,028,615 shares)	$11.83
Offering price per class A share (100/94.25 of $11.83)*	$12.55
Net asset value and offering price per class B share ($6,996,545 divided by 596,811 shares)**	$11.72
Net asset value and offering price per class C share ($99,034,164 divided by 8,495,466 shares)**	$11.66
Net asset value, offering price and redemption price per class P share
($180,543,518 divided by 15,201,692 shares)	$11.88
Net asset value, offering price and redemption price per class R share
($8,115,025 divided by 664,430 shares)	$12.21
Net asset value, offering price and redemption price per class R5 share
($4,958,736 divided by 417,447 shares)	$11.88
Net asset value, offering price and redemption price per class R6 share
($112,853,228 divided by 9,489,249 shares)	$11.89
Net asset value, offering price and redemption price per class Y share
($219,011,053 divided by 18,424,804 shares)	$11.89

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Conservative Fund

Statement of operations Year ended 9/30/21

INVESTMENT INCOME
Interest (including interest income of $89,567 from investments in affiliated issuers) (Note 5)	$14,430,107
Dividends (net of foreign tax of $249,898)	9,776,049
Securities lending (net of expenses) (Notes 1 and 5)	31,515
Total investment income	24,237,671

EXPENSES
Compensation of Manager (Note 2)	5,671,343
Investor servicing fees (Note 2)	1,222,856
Custodian fees (Note 2)	196,181
Trustee compensation and expenses (Note 2)	46,806
Distribution fees (Note 2)	2,290,411
Administrative services (Note 2)	28,239
Other	489,645
Total expenses	9,945,481
Expense reduction (Note 2)	(1,512)
Net expenses	9,943,969

Net investment income	14,293,702

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	75,155,169
Foreign currency transactions (Note 1)	(20,089)
Forward currency contracts (Note 1)	(772,166)
Futures contracts (Note 1)	(71,379,636)
Swap contracts (Note 1)	554,770
Written options (Note 1)	(48,331)
Net increase from payments by affiliates (Note 2)	3,047
Total net realized gain	3,492,764
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	69,960,406
Assets and liabilities in foreign currencies	(527)
Forward currency contracts	(993,298)
Futures contracts	12,439,335
Swap contracts	(683,418)
Written options	(261,604)
Total change in net unrealized appreciation	80,460,894

Net gain on investments	83,953,658

Net increase in net assets resulting from operations	$98,247,360

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 103

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/21	Year ended 9/30/20
Operations
Net investment income	$14,293,702	$16,921,078
Net realized gain on investments
and foreign currency transactions	3,492,764	9,697,158
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	80,460,894	44,187,885
Net increase in net assets resulting from operations	98,247,360	70,806,121
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,273,433)	(8,916,664)
Class B	(51,945)	(129,587)
Class C	(649,536)	(1,349,241)
Class M	—	(22,344)
Class P	(3,080,291)	(3,667,103)
Class R	(93,570)	(173,642)
Class R5	(79,114)	(120,094)
Class R6	(2,043,634)	(3,040,562)
Class Y	(3,667,006)	(5,240,388)
Net realized short-term gain on investments
Class A	(4,238,205)	—
Class B	(84,218)	—
Class C	(1,006,425)	—
Class P	(1,628,221)	—
Class R	(86,443)	—
Class R5	(44,063)	—
Class R6	(1,152,922)	—
Class Y	(2,412,103)	—
From net realized long-term gain on investments
Class A	(5,008,786)	(1,364,560)
Class B	(99,530)	(31,987)
Class C	(1,189,411)	(311,911)
Class P	(1,924,261)	(424,679)
Class R	(102,159)	(29,750)
Class R5	(52,075)	(16,121)
Class R6	(1,362,544)	(390,705)
Class Y	(2,850,668)	(647,620)
Decrease from capital share transactions (Note 4)	(64,881,948)	(47,802,203)
Total decrease in net assets	(5,815,151)	(2,873,040)

NET ASSETS
Beginning of year	1,099,076,559	1,101,949,599
End of year	$1,093,261,408	$1,099,076,559

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 105

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2021	$11.22	.14	.87	1.01	(.16)	(.24)	(.40)	$11.83	9.14	$461,749.97		1.21	380
September 30, 2020	10.76	.16	.55	.71	(.22)	(.03)	(.25)	11.22	6.70	447,803.98		1.47	395
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
Class B
September 30, 2021	$11.12	.05	.86	.91	(.07)	(.24)	(.31)	$11.72	8.31	$6,997	1.72	.45	380
September 30, 2020	10.67	.08	.54	.62	(.14)	(.03)	(.17)	11.12	5.87	9,047	1.73	.72	395
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
Class C
September 30, 2021	$11.06	.05	.86	.91	(.07)	(.24)	(.31)	$11.66	8.36	$99,034	1.72	.47	380
September 30, 2020	10.61	.08	.54	.62	(.14)	(.03)	(.17)	11.06	5.92	101,750	1.73	.73	395
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
Class P
September 30, 2021	$11.26	.19	.87	1.06	(.20)	(.24)	(.44)	$11.88	9.61	$180,544.59		1.60	380
September 30, 2020	10.80	.20	.55	.75	(.26)	(.03)	(.29)	11.26	7.10	170,539.59		1.86	395
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
Class R
September 30, 2021	$11.57	.12	.89	1.01	(.13)	(.24)	(.37)	$12.21	8.82	$8,115	1.22	.97	380
September 30, 2020	11.08	.14	.57	.71	(.19)	(.03)	(.22)	11.57	6.51	9,223	1.23	1.23	395
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
Class R5
September 30, 2021	$11.26	.17	.88	1.05	(.19)	(.24)	(.43)	$11.88	9.49	$4,959.70		1.49	380
September 30, 2020	10.80	.19	.55	.74	(.25)	(.03)	(.28)	11.26	6.99	4,664.70		1.77	395
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 107

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2021	$11.27	.18	.88	1.06	(.20)	(.24)	(.44)	$11.89	9.54	$112,853.63		1.57	380
September 30, 2020	10.81	.20	.55	.75	(.26)	(.03)	(.29)	11.27	7.04	119,654.63		1.84	395
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
Class Y
September 30, 2021	$11.27	.17	.88	1.05	(.19)	(.24)	(.43)	$11.89	9.45	$219,011.72		1.46	380
September 30, 2020	10.80	.19	.55	.74	(.24)	(.03)	(.27)	11.27	7.02	236,396.73		1.73	395
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 109

Notes to financial statements 9/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through September 30, 2021.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

110 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

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multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

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Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a

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clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

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the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable

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to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,748,064 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,714,782 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,673,015 and the value of securities loaned amounted to $4,520,258.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and

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paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,814,563 to increase undistributed net investment income, $65 to decrease paid-in capital and $5,814,498 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$185,925,144
Unrealized depreciation	(23,206,198)
Net unrealized appreciation	162,718,946
Undistributed ordinary income	7,482,147
Undistributed long-term gains	12,437,820
Undistributed short-term gains	18,199,926
Cost for federal income tax purposes	$1,020,331,283

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.512% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly

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sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,047 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$647,032	Class R	12,552
Class B	11,603	Class R5	5,791
Class C	144,686	Class R6	60,560
Class P	17,694	Class Y	322,938
		Total	$1,222,856

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,512 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $724, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

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Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,143,387
Class B	1.00%	1.00%	81,628
Class C	1.00%	1.00%	1,021,190
Class R	1.00%	0.50%	44,206
Total			$2,290,411

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $79,518 from the sale of class A shares and received $1,379 and $1,682 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $234 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,275,535,944	$4,374,660,020
U.S. government securities (Long-term)	—	—
Total	$4,275,535,944	$4,374,660,020

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	5,553,212	$64,472,706	6,639,226	$72,074,146
Shares issued in connection with
reinvestment of distributions	1,296,126	14,920,438	918,566	9,921,588
	6,849,338	79,393,144	7,557,792	81,995,734
Shares repurchased	(7,735,673)	(89,529,313)	(11,588,070)	(125,091,264)
Net decrease	(886,335)	$(10,136,169)	(4,030,278)	$(43,095,530)

Dynamic Asset Allocation Conservative Fund 119

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	50,778	$577,845	47,005	$511,921
Shares issued in connection with
reinvestment of distributions	17,980	204,364	13,330	142,519
	68,758	782,209	60,335	654,440
Shares repurchased	(285,458)	(3,292,754)	(335,254)	(3,611,675)
Net decrease	(216,700)	$(2,510,545)	(274,919)	$(2,957,235)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,472,043	$16,876,257	1,493,794	$15,960,590
Shares issued in connection with
reinvestment of distributions	245,648	2,776,537	150,113	1,597,686
	1,717,691	19,652,794	1,643,907	17,558,276
Shares repurchased	(2,422,920)	(27,717,478)	(2,677,181)	(28,470,753)
Net decrease	(705,229)	$(8,064,684)	(1,033,274)	$(10,912,477)

			YEAR ENDED 9/30/20*
Class M			Shares	Amount
Shares sold			1,842	$19,564
Shares issued in connection with
reinvestment of distributions			2,074	22,039
			3,916	41,603
Shares repurchased			(749,684)	(8,021,268)
Net decrease			(745,768)	$(7,979,665)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class P	Shares	Amount	Shares	Amount
Shares sold	25,009,573	$285,742,261	6,716,194	$73,397,737
Shares issued in connection with
reinvestment of distributions	573,458	6,632,773	377,448	4,091,782
	25,583,031	292,375,034	7,093,642	77,489,519
Shares repurchased	(25,526,022)	(291,740,978)	(5,299,782)	(57,677,250)
Net increase	57,009	$634,056	1,793,860	$19,812,269

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	95,286	$1,145,646	199,225	$2,230,485
Shares issued in connection with
reinvestment of distributions	23,201	275,018	17,430	193,941
	118,487	1,420,664	216,655	2,424,426
Shares repurchased	(251,499)	(3,014,990)	(362,193)	(4,095,628)
Net decrease	(133,012)	$(1,594,326)	(145,538)	$(1,671,202)

120 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	31,132	$363,017	45,875	$499,997
Shares issued in connection with
reinvestment of distributions	15,152	175,252	12,572	136,215
	46,284	538,269	58,447	636,212
Shares repurchased	(42,919)	(494,533)	(179,559)	(1,942,061)
Net increase (decrease)	3,365	$43,736	(121,112)	$(1,305,849)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,010,460	$23,339,093	4,666,484	$50,488,104
Shares issued in connection with
reinvestment of distributions	394,022	4,559,100	316,522	3,431,267
	2,404,482	27,898,193	4,983,006	53,919,371
Shares repurchased	(3,528,758)	(41,347,746)	(5,143,839)	(55,804,971)
Net decrease	(1,124,276)	$(13,449,553)	(160,833)	$(1,885,600)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,155,735	$59,844,904	8,679,853	$94,145,871
Shares issued in connection with
reinvestment of distributions	719,057	8,311,041	507,796	5,508,996
	5,874,792	68,155,945	9,187,649	99,654,867
Shares repurchased	(8,426,724)	(97,960,408)	(8,957,209)	(97,461,781)
Net increase (decrease)	(2,551,932)	$(29,804,463)	230,440	$2,193,086

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 15.5% of the outstanding shares of the fund.

Dynamic Asset Allocation Conservative Fund 121

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 9/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,149,590	$68,510,103	$67,986,678	$6,567	$4,673,015
Putnam Short Term
Investment Fund**	157,023,383	271,547,841	424,331,740	89,567	4,239,484
Total Short-term
investments	$161,172,973	$340,057,944	$492,318,418	$96,134	$8,912,499

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

122 Dynamic Asset Allocation Conservative Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,000
Purchased currency option contracts (contract amount)	$28,200,000
Written equity option contracts (contract amount)	$1,000
Written currency option contracts (contract amount)	$28,200,000
Futures contracts (number of contracts)	5,000
Forward currency contracts (contract amount)	$384,600,000
Centrally cleared interest rate swap contracts (notional)	$210,300,000
OTC total return swap contracts (notional)	$83,600,000
Centrally cleared total return swap contracts (notional)	$77,200,000
OTC credit default contracts (notional)	$11,700,000
Centrally cleared credit default contracts (notional)	$115,400,000
Warrants (number of warrants)	400

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$3,816,496*	Payables	$871,400
Foreign exchange
contracts	Investments, Receivables	2,063,300	Payables	2,494,170
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	15,186,767*	Unrealized depreciation	2,302,966*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,486,068*	Unrealized depreciation	5,505,336*
Total		$22,552,631		$11,173,872

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Conservative Fund 123

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$2,706,851	$2,706,851
Foreign exchange
contracts	—	78,489	—	(772,166)	—	$(693,677)
Equity contracts	—	313,010	(63,414,717)	—	4,873,132	$(58,228,575)
Interest rate
contracts	—	—	(7,964,919)	—	(7,025,213)	$(14,990,132)
Total	$—	$391,499	$(71,379,636)	$(772,166)	$554,770	$(71,205,533)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$82,523	$82,523
Foreign exchange
contracts	—	134,634	—	(993,298)	—	$(858,664)
Equity contracts	3,549	—	14,155,834	—	(666,923)	$13,492,460
Interest rate
contracts	—	—	(1,716,499)	—	(99,018)	$(1,815,517)
Total	$3,549	$134,634	$12,439,335	$(993,298)	$(683,418)	$10,900,802

124 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 125

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Globa lMarkets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$ —	$ —	$73,900	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$73,900
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	110,951	—	—	—	—	—	—	—	—	—	—	110,951
Centrally cleared total return
swap contracts§	—	—	42,037	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	42,037
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	1,362	—	10,503	—	—	—	—	—	11,865
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	177,707	291,203	411,347	—	—	181,999	41,257	178,052	—	—	—	—	—	1,281,565
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	3,649,021	—	—	—	—	—	—	145,259	—	—	—	—	—	—	—	3,794,280
Forward currency contracts#	37,380	83,303	—	—	74,223	—	74,478	309,794	83,670	294,880	—	—	21,066	167,155	248,495	66,158	173,951	21,797	1,656,350
Purchased options**#	102,334	—	—	—	—	—	—	99,252	—	116,466	—	—	—	—	—	—	88,898	—	406,950
Total Assets	$139,714	$83,303	$115,937	$3,649,021	$74,223	$177,707	$365,681	$931,344	$83,670	$411,346	$328,620	$41,257	$209,621	$167,155	$248,495	$66,158	$262,849	$21,797	$7,377,898
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	38,728	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	38,728
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	731,091	—	378,347	—	—	—	—	—	—	—	—	1,109,438
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection sold*#	30,388	—	—	—	—	244,323	52,094	345,423	—	—	101,397	—	97,775	—	—	—	—	—	871,400
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	57,787	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	57,787
Futures contracts§	—	—	—	289,825	—	—	—	—	—	—	157,110	—	—	—	—	—	—	—	446,935
Forward currency contracts#	229,110	29,576	—	—	102,829	—	21,607	639,473	67,394	226,777	—	—	375,418	67,278	93,821	179,611	315,375	20,815	2,369,084
Written options#	27,192	—	—	—	—	—	—	25,899	—	42,832	—	—	—	—	—	—	29,163	—	125,086
Total Liabilities	$286,690	$29,576	$96,515	$289,825	$102,829	$244,323	$73,701	$1,741,886	$67,394	$647,956	$258,507	$—	$473,193	$67,278	$93,821	$179,611	$344,538	$20,815	$5,018,458

126 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 127

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and Derivative
Net Assets	$(146,976)	$53,727	$19,422	$3,359,196	$(28,606)	$(66,616)	$291,980	$(810,542)	$16,276	$(236,610)	$70,113	$41,257	$(263,572)	$99,877	$154,674	$(113,453)	$(81,689)	$982	$2,359,440
Total collateral
received (pledged)†##	$(121,000)	$—	$—	$—	$(28,606)	$—	$291,980	$(810,542)	$—	$(110,978)	$70,113	$41,257	$(251,981)	$99,877	$154,674	$—	$(81,689)	$—
Net amount	$(25,976)	$53,727	$19,422	$3,359,196	$—	$(66,616)	$—	$—	$16,276	$(125,632)	$—	$—	$(11,591)	$—	$—	$(113,453)	$—	$982
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$104,000	$—	$—	$360,000	$—	$—	$—	$111,000	$120,266	$—	$115,685	$174,572	$—	$—	$—	$985,523
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(121,000)	$—	$—	$—	$(49,990)	$—	$—	$(1,059,840)	$—	$(110,978)	$—	$—	$(251,981)	$—	$—	$—	$(120,993)	$—	$(1,714,782)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $19,060,525 and $7,692,225, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $13,766,023 as a capital gain dividend with respect to the taxable year ended September 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 13.54% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 21.28%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $8,887,905 of distributions paid as qualifying to be taxed as interest-related dividends, and $10,652,599 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

128 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 129

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

130 Dynamic Asset Allocation Conservative Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Conservative Fund 131

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

132 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
Limited Partnership	James F. Clark
100 Federal Street	Vice President, Chief Compliance	Janet C. Smith
Boston, MA 02110	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Custodian	Nancy E. Florek	Principal Accounting Officer,
State Street Bank	Vice President, Director of	and Assistant Treasurer
and Trust Company	Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
Legal Counsel	and Assistant Treasurer	Vice President and
Ropes & Gray LLP		Chief Legal Officer
Michael J. Higgins
Independent Registered	Vice President, Treasurer,	Mark C. Trenchard
Public Accounting Firm	and Clerk	Vice President
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2021	$154,852	$ —	$22,542	$ —
September 30, 2020	$140,713	$ —	$17,704	$ —

For the fiscal years ended September 30, 2021 and September 30, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $287,441 and $363,546 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2021	$ —	$264,899	$ —	$ —
September 30, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 24, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 24, 2021